                   GENERAL AMERICAN CAPITAL COMPANY




                                      February 2000


Dear Shareholder:

We are pleased to provide you with the Annual Report for General American Capital Company, covering financial results through December 31, 1999. General American Capital Company is an underlying investment vehicle for variable universal life insurance and variable annuity products offered by General American Life Insurance Company and other affiliated insurance companies.

This report contains financial data and management commentary organized by fund so that you can see each fund's total picture in one place. We've also included an Economic Overview for a broader prospective on the events that influenced investment performance in 1999.

We hope you find this report informative. Thank you for choosing our investment funds.



                                                     /s/ Richard A. Liddy

                                                     Richard A. Liddy
                                                     Chairman of the Board

                             ECONOMIC OVERVIEW



At the start of a new century, the U.S. economy is on the verge of its longest expansion in the nation's history. The expansion, which began in March 1991, will reach a record nine years in March 2000. We have enjoyed almost 20 years of falling or stable inflation, and unemployment has moved steadily lower since 1992. Perhaps more important, hourly wages have risen faster than inflation over the past five years. This is a reversal of the 1970s and 1980s when inflation exceeded wage growth. During that period, consumers seemed to get less for the same amount of work.

Things are going so well that many people cannot understand why the Federal Reserve would want to interfere. Many investors feel strong productivity growth will keep inflation in check, so there is no need to worry about tight labor markets. Moreover, strong economic growth is an important factor in promoting strong productivity growth. So the thinking goes that the Fed should be accommodating or even promoting economic growth, rather than trying to subdue it at some "sustainable" level.

After lowering the fed funds rate 0.75 percent the last four months of 1998, the Fed reversed course. Beginning June 1999, the Fed gradually increased the fed funds target 0.75 percent, ending 1999 at the same 5.50% rate it stood at year-end 1997. The Fed has since increased another 0.25 percent in February 2000, and we expect one or two more tightening moves as the year progresses.

The stock market will have an increasingly important effect on consumer activity. In 1999, as in recent years, it gave a remarkable performance. The Dow Jones Industrial Index ended the year up 27.2 percent, while the S&P 500 returned 21.04 percent. Meanwhile, small cap stocks also made a comeback in 1999. The Russell 2000 index returned 21.35 percent in 1999, after a negative
3.45 percent return in 1998. The big winners were those who owned technology stocks. The Nasdaq Composite Index, a good indicator of technology stocks, was up a remarkable 67.47 percent in 1999.

So what is the stock market telling us about the new year? While, the overall indices are relatively flat through early February, it is notable to observe the sectors showing weakness. The steel sector is down 20.7 percent, the household furniture sector is down 21.4 percent, paper and forest products are down 22.8 percent, and containers are down 27.2 percent. This suggests that the stock market anticipates further Fed rate hikes, and these economically sensitive sectors will slow down.

                         INDEPENDENT AUDITORS' REPORT

      The Shareholders and Board of Directors
      General American Capital Company:

      We have audited the statements of assets and liabilities, including the schedules of investments, of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity and Small-Cap Equity Funds of General American Capital Company as of December 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights information for the periods presented. These financial statements and the financial highlights information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights information based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights information referred to above present fairly, in all material respects, the financial position of the S&P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity and Small-Cap Equity Funds of General American Capital Company as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights information for the periods presented, in conformity with generally accepted accounting principles.

                                                 /s/ KPMG LLP

      St. Louis, Missouri
      February 11, 2000

             GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

-------------------------------------------------------------------------------
 MANAGEMENT DISCUSSION

 The S & P 500 Index Fund rebounded strongly in the fourth quarter to end the year 1999 with over a 20% gain for the fifth consecutive year. The year turned out to be one of extremes as performance for growth and large cap stocks continued to dominate value stocks. The largest 30 stocks in the S&P 500 contributed 87% of the gain for the year. Technology and technology related sectors drove the overall market and dramatically affected the performance of the index for the year. Three sectors, health care, consumer staples and utilities, reported market value declines for the year.

 The rising interest rate environment in 1999 led to a growing appetite for those companies reporting rapid growth in unit sales. Increasing oil prices as well as high employment levels in general had only a minor effect on the inflation rate. In fact, the U.S. GDP deflator reported less than a 1.5% gain, year over year.

-------------------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT



                                    [GRAPH]



-------------------------------------------------------------------------------
 ANNUAL RETURNS

PERIODS ENDED DECEMBER 31, 1999               PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS  LIFE OF FUND
Annual Returns                                  20.57%        28.11%        17.83%         15.88%

 The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

              Past performance is no assurance of future results.

             GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

-------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
 December 31, 1999

 ASSETS:
   Investments, at market value:
    (see accompanying schedule)
     Common Stocks                         $895,166,445
     Short term securities                    2,879,272
                                           ------------
       Total investments                    898,045,717
   Cash                                         199,967
   Dividends receivable                         665,860
                                           ------------
       Total assets                         898,911,544
                                           ------------
 LIABILITIES:
   Payable to Conning Asset Management
    Company                                     185,698
   Payable to General American Life
    Insurance Company                            37,139
                                           ------------
       Total liabilities                        222,837
                                           ------------
         Total net assets                  $898,688,707
                                           ============

 TOTAL SHARES OF CAPITAL STOCK
  OUTSTANDING                                14,763,135
 Net asset value per share (Total net
  assets divided by total shares of
  capital stock outstanding)               $      60.87
 TOTAL AMORTIZED COST OF INVESTMENTS       $460,163,132

-------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the year ended December 31, 1999

 INVESTMENT INCOME:
   Dividends                               $ 10,048,497
   Interest                                     119,963
                                           ------------
     Total investment income                 10,168,460
                                           ------------
 EXPENSES:
   Investment management charge               1,969,064
   Administrative charge                        393,813
                                           ------------
     Total expenses                           2,362,877
                                           ------------
       Net investment income                  7,805,583
                                           ------------
 NET REALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments          53,583,272
                                           ------------
 NET UNREALIZED GAIN ON INVESTMENTS:
   Net unrealized gain on investments        88,991,629
                                           ------------
 NET INCREASE IN NET ASSETS FROM
 OPERATIONS                                $150,380,484
                                           ============

---------------------------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
                                                                YEAR ENDED              YEAR ENDED
                                                               DECEMBER 31             DECEMBER 31
                                                               ------------            ------------
                                                                   1999                    1998
                                                               ------------            ------------
 Operations:
     Net investment income                                     $  7,805,583            $  7,155,143
     Net realized gain                                           53,583,272              34,309,052
     Net unrealized gain                                         88,991,629             108,174,275
                                                               ------------            ------------
         Net increase in net assets from operations             150,380,484             149,638,470
     Capital share transactions                                  47,818,779              49,273,624
                                                               ------------            ------------
         Net increase in net assets                             198,199,263             198,912,094
     Net assets, beginning of year                              700,489,444             501,577,350
                                                               ------------            ------------
 Net assets, end of period                                     $898,688,707            $700,489,444
                                                               ============            ============

 See accompanying notes to the financial statements.

         GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND<F*>

---------------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                                              YEAR ENDED DECEMBER 31
                                                       --------------------------------------------------------------------
                                                         1999           1998           1997           1996           1995
                                                       --------       --------       --------       --------       --------
 Net asset value, beginning of year <F1>               $  50.49       $  39.40       $  29.67       $  24.14       $  17.64
                                                       --------       --------       --------       --------       --------
 Income from operations:
 Net investment income                                      .54            .53            .52           0.53           0.46
 Net realized and unrealized gains on
   investments                                             9.84          10.56           9.21           5.00           6.04
                                                       --------       --------       --------       --------       --------
 Net increase in asset value per share                    10.38          11.09           9.73           5.53           6.50
                                                       --------       --------       --------       --------       --------
 Net asset value, end of period                        $  60.87       $  50.49       $  39.40       $  29.67       $  24.14
                                                       ========       ========       ========       ========       ========

 Total return <F2>                                       20.57%         28.15%         32.80%         22.89%         36.85%

 Net assets, end of period (in thousands)              $898,689       $700,489       $501,577       $340,201       $247,313
 Ratio of expenses to average net assets <F3>              .30%           .30%           .30%          0.30%          0.30%
 Ratio of net investment income to average net
   assets <F3>                                             .99%          1.21%          1.48%          1.97%          2.19%

 Portfolio turnover rate                                 13.46%         13.14%         12.61%          8.93%          4.75%
                                                                              YEAR ENDED DECEMBER 31
                                                       --------------------------------------------------------------------
                                                         1994           1993           1992           1991           1990
                                                       --------       --------       --------       --------       --------
 Net asset value, beginning of year <F1>               $  17.44       $  15.88       $  14.78       $  11.35       $  11.80
                                                       --------       --------       --------       --------       --------
 Income from operations:
 Net investment income                                     0.44           0.41           0.39           0.38           0.38
 Net realized and unrealized gain (loss) on
   investments                                            (0.24)          1.15           0.71           3.05          (0.83)
                                                       --------       --------       --------       --------       --------
 Net increase (decrease) in asset value per
   share                                                   0.20           1.56           1.10           3.43          (0.45)
                                                       --------       --------       --------       --------       --------
 Net asset value, end of year                          $  17.64       $  17.44       $  15.88       $  14.78       $  11.35
                                                       ========       ========       ========       ========       ========

 Total return <F2>                                        1.15%          9.83%          7.45%         30.21%         -3.82%

 Net assets, end of year (in thousands)                $169,303       $161,761       $123,458       $102,076       $ 72,665
 Ratio of expenses to average net assets <F3>             0.30%          0.30%          0.30%          0.30%          0.30%
 Ratio of net investment income to average net
   assets <F3>                                            2.50%          2.47%          2.67%          2.89%          3.35%
 Portfolio turnover rate                                  7.38%          2.56%          4.38%          3.92%          4.39%

 Notes:
 <F1> Components are computed and accumulated on a daily basis.
 <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
 <F3> Computed on an annualized basis.

 <F*> This Fund formerly known as the Equity Index Fund.

 See accompanying notes to the financial statements.

             GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 --------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
 --------------------------------------------------------
 Aerospace & Military Technology (0.92%)
   Boeing Co.                      67,880    $  2,821,229
   Crane & Co.                      4,750          94,405
   General Dynamics Corp.          14,600         770,150
   B F Goodrich                     8,000         220,000
   Lockheed Martin Corp.           28,706         627,944
   Rockwell International Corp.    13,850         663,069
   Teledyne Technologies
     Inc.<F*>                           1               9
   Textron Inc.                    10,800         828,220
   United Technologies Corp.       34,800       2,262,000
                                             ------------
                                                8,287,026
                                             ------------
 Air Transport (0.32%)
   AMR Corp.<F*>                   10,800         723,600
   Delta Air Lines Inc.             9,700         483,176
   FDX Holding Corp.<F*>           21,660         886,695
   Southwest Airlines              36,637         593,044
   US Air Group<F*>                 5,200         166,722
                                             ------------
                                                2,853,237
                                             ------------
 Apparel (0.31%)
   CVS Corp.                       28,500       1,138,205
   Jostens Inc.                     2,400          58,349
   Liz Claiborne Inc.               4,300         161,788
   Nike Inc. Class B               20,400       1,011,064
   Reebok Intl. Inc.<F*>            4,000          32,748
   Russell Corp.                    2,400          40,200
   Springs Industries               1,300          51,918
   VF Corp.                         8,600         258,000
                                             ------------
                                                2,752,272
                                             ------------
 Business Machines (4.99%)
   Analog Devices<F*>              12,700       1,181,100
   Apple Computer Inc.<F*>         11,700       1,202,900
   Compaq Computer Corp.          123,524       3,342,806
   EMC Corp./Mass<F*>              74,025       8,087,231
   Gateway Inc.<F*>                23,000       1,657,426
   IBM Corp.                      131,080      14,156,640
   Lexmark International
     Group<F*>                      9,300         841,650
   Milacron Inc.                    2,600          39,975
   Oracle Corp.<F*>               103,543      11,603,236
   Pitney Bowes Inc.               19,300         932,422
   Unisys Corp.<F*>                22,500         718,583
   Xerox Corp.                     48,250       1,094,648
                                             ------------
                                               44,858,617
                                             ------------
 Business Services (12.10%)
   Adaptec Inc.<F*>                 7,400         369,075
   Adobe Systems Inc.               8,800         591,800
   Automatic Data Processing
     Inc.                          45,400       2,445,925
   BMC Software Inc.<F*>           17,600       1,406,891
   Cabletron Systems<F*>           13,100         340,600


 --------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
 --------------------------------------------------------
 Business Services (continued)
   Cendant Corp.<F*>               51,642    $  1,371,715
   Ceridian Corp.<F*>              10,500         226,401
   Cisco Systems Inc.<F*>         237,800      25,474,325
   Clear Channel
     Communications<F*>            24,600       2,195,550
   Computer Assoc. Intl.           39,200       2,741,530
   Compuware Corp.<F*>             26,000         968,500
   Dell Computers<F*>             184,700       9,419,700
   Deluxe Corp.                     5,300         145,416
   Equifax Inc.                    10,200         240,332
   First Data Corp.                30,500       1,504,016
   General Instrument Corp.<F*>    12,700       1,079,500
   Ims Health Inc.                 22,300         606,270
   Manor Care Inc.<F*>              7,400         118,400
   Microsoft Corp.<F*>            375,100      43,792,925
   Millipore Corp.                  3,300         127,463
   National Service Inds. Inc.      2,900          85,550
   Novell Inc.<F*>                 24,200         966,475
   Peoplesoft Inc.<F*>             17,800         379,354
   Quintiles Transnational
     Corp.<F*>                      8,300         155,103
   Sun Microsystems Inc.<F*>      113,600       8,796,843
   Tellabs<F*>                     29,300       1,880,679
   Thermo Electron<F*>             11,500         172,500
   3Com Corp.<F*>                  25,100       1,179,700
                                             ------------
                                              108,782,538
                                             ------------
 Chemicals (1.89%)
   Air Products & Chemicals Inc.   16,600         557,129
   Dow Chemical Co.                15,937       2,129,582
   E I Du Pont De Nemours & Co.    75,917       5,001,032
   Eastman Chemical                 5,675         270,624
   Ecolab, Inc.                     9,400         367,775
   Great Lakes Chemical             4,200         160,385
   Hercules Inc.                    7,700         214,638
   Honeywell International Inc.    57,525       3,318,445
   Mallinckrodt Inc.                5,000         159,060
   Monsanto                        46,150       1,644,094
   Owens Corning                    3,900          75,317
   PPG Industries Inc.             12,600         788,281
   Rohm & Haas Co.                 15,871         645,743
   Sigma-Aldrich                    7,300         219,452
   Teredyne<F*>                    12,400         818,400
   Union Carbide Corp.              9,700         647,475
                                             ------------
                                               17,017,432
                                             ------------
 Commercial Banking (6.06%)
   Amsouth Bancorporation          28,350         547,495
   BB&T Corp.                      24,000         657,000
   Bank Of America Corp.          124,145       6,230,465

                      (continued)

                                       7

             GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 --------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
 --------------------------------------------------------
 Commercial Banking (continued)
   Bank of New York                53,500    $  2,140,000
   Banc One Corp.                  83,313       2,671,181
   Chase Manhattan Corp. (new)     59,924       4,655,316
   Citigroup Inc.                 245,070      13,616,579
   Comerica Inc.                   11,400         532,232
   Fifth Third Banc                22,500       1,650,938
   First Union Corp.               71,792       2,355,639
   Firstar Corporation             71,246       1,505,072
   Huntington Bancshares           16,642         397,328
   Keycorp                         32,500         719,063
   Mellon Financial Corp.          37,000       1,260,294
   J P Morgan & Co. Inc.           12,600       1,595,475
   National City Corp.             44,800       1,061,178
   Northern Trust Corporation      16,200         858,600
   Old Kent Financial Corp.         8,500         300,688
   PNC Financial Corp.             21,400         952,300
   Regions Financial Corp.         15,900         399,488
   Southtrust Corp.                12,200         461,306
   Summit Bancorporation           12,700         388,938
   Suntrust Banks Inc.             23,300       1,603,320
   Synovus Financial Corp.         20,300         403,462
   US Bancorp                      52,819       1,257,725
   Union Planters Corp.            10,200         402,257
   Wachovia Corp.                  14,800       1,006,400
   Wells Fargo & Co.              119,330       4,825,346
                                             ------------
                                               54,455,085
                                             ------------
 Construction (1.47%)
   Centex Corp.                     4,300         106,154
   Fluor Corp.                      5,500         252,313
   Home Depot Inc.                167,400      11,477,279
   Huttig Building Products
     Inc.<F*>                           1               5
   Masco Corp.                     32,400         822,150
   Pulte Home Corp.                 3,100          69,750
   Stanley Works                    6,500         195,812
   Vulcan Materials Co.             7,300         291,540
                                             ------------
                                               13,215,003
                                             ------------
 Consumer Durables (0.12%)
   Black & Decker Corp.             6,300         329,175
   Maytag Corp.                     6,100         292,800
   Snap-On Inc.                     4,200         111,560
   Whirlpool Corp.                  5,400         351,335
                                             ------------
                                                1,084,870
                                             ------------
 Containers (0.10%)
   Crown Cork & Seal                8,800         196,900
   Newell Rubbermaid Inc.          20,521         595,109
   Pactiv Corp.<F*>                12,400         131,750
                                             ------------
                                                  923,759
                                             ------------
 --------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
 --------------------------------------------------------
 Domestic Oil (0.80%)
   Amerada Hess Corp.               6,600    $    374,550
   Apache                           8,300         306,577
   Ashland Inc.                     5,200         171,272
   Arco                            23,475       2,030,588
   Conoco Inc. - Class B           45,500       1,131,813
   Kerr-McGee Corp.                 6,267         388,554
   Phillips Petroleum Co.          18,400         864,800
   Rowan Companies Inc.<F*>         6,000         130,122
   Sunoco Inc.                      6,500         152,750
   Tosco Corp.                     10,400         282,745
   USX-Marathon Group              22,559         556,914
   Union Pacific Resources Group   18,274         232,994
   Unocal Corp.                    17,600         590,690
                                             ------------
                                                7,214,369
                                             ------------
 Drugs & Medicines (6.88%)
   Abbott Laboratories            111,700       4,056,050
   Allergan Inc.                    9,600         477,600
   Alza Corp.<F*>                   7,400         256,225
   American Home Products Corp.    94,900       3,742,571
   Bard C R Inc.                    3,700         196,100
   Bausch & Lomb Inc.               4,200         287,435
   Baxter International            21,200       1,331,614
   Becton Dickinson & Co.          18,200         486,850
   Boston Scientific Corp.<F*>     30,100         658,438
   Columbia HCA/Healthcare         40,886       1,198,450
   Guidant Corp.                   22,300       1,048,100
   Healthsouth Corp.<F*>           28,000         150,500
   Humana Inc.<F*>                 12,100          99,063
   Johnson & Johnson              101,100       9,414,938
   Eli Lilly & Co.                 79,300       5,273,450
   Merck & Co. Inc.               169,950      11,397,187
   Pharmacia-Upjohn Inc.           37,705       1,696,725
   Pfizer Inc.                    281,400       9,127,772
   St. Jude Medical<F*>             6,100         187,191
   Schering-Plough Corp.          106,800       4,505,572
   Tenet Healthcare<F*>            22,600         531,100
   Warner-Lambert Co.              62,400       5,112,869
   Watson Pharmaceuticals
     Inc.<F*>                       7,000         250,684
   Wellpoint Health Networks<F*>    4,600         303,310
                                             ------------
                                               61,789,794
                                             ------------
 Electronics (9.95%)
   ADC Telecommunications<F*>      10,900         790,926
   Advanced Micro Devices
     Inc.<F*>                      10,700         309,626
   Andrew Corp.<F*>                 5,900         111,728
   Applied Materials Inc.<F*>      27,500       3,483,893
   Citrix Systems Inc.<F*>          6,500         799,500
   Emerson Electric Co.            31,600       1,813,050

                      (continued)
                                       8

             GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 --------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
 --------------------------------------------------------
 Electronics (continued)
   Hewlett-Packard Co.             74,100    $  8,442,732
   Intel Corp.                    242,900      19,993,585
   KLA-Tencor Corp.<F*>             6,600         735,075
   LSI Logic Corp.<F*>             10,800         729,000
   Medtronic Inc.                  86,900       3,166,375
   Micron Technology Inc.<F*>      19,600       1,523,900
   Molex Inc.                      11,400         646,231
   Motorola Inc.                   44,300       6,523,175
   Network Appliance Inc.<F*>      10,900         905,376
   Nortel Networks Corporation     97,140       9,811,140
   PE Corp. - PE Biosystems
     Group                          7,500         902,340
   Parametric Technology
     Corp.<F*>                     19,500         527,709
   Perkinelmer Inc.                 3,300         137,567
   Qualcomm Inc.<F*>               48,000       8,454,000
   Raytheon Co.                    24,600         653,425
   Seagate Technology Inc.<F*>     15,100         703,085
   Silicon Graphics<F*>            13,300         130,500
   Solectron Corp.<F*>             21,300       2,026,163
   Texas Instruments Inc.          58,300       5,647,813
   Thomas & Betts Corp.             4,200         133,875
   Williams Companies Inc.         31,600         965,759
   Xilinx<F*>                      23,200       1,054,858
   Yahoo! Inc.<F*>                 19,200       8,307,590
                                             ------------
                                               89,429,996
                                             ------------
 Energy & Utilities (1.13%)
   American Electric Power Co.
     Inc.                          14,100         452,963
   Burlington Resources            15,792         522,115
   CMS Energy Corp.                 8,400         261,970
   Central & South West Corp.      15,400         308,000
   Coastal Corp.                   15,500         549,274
   Columbia Energy Group            5,950         376,338
   Consolidated Edison Inc.        16,100         555,450
   Consolidated Natural Gas Co.     6,971         452,676
   Constellation Energy Group
     Inc.                          10,800         313,200
   Dominion Resources Inc.         13,900         545,575
   Edison International            25,200         659,912
   Enron Corp.                     52,000       2,307,500
   Entergy Corp.                   17,900         460,925
   FPL Group Inc.                  13,000         556,556
   New Century Energies Inc.        8,400         255,150
   Niagara Mohawk Holdings
     Inc.<F*>                      13,600         189,543
   Northern States Power Co.
     (Minn)                        11,200         218,400
   Reliant Energy Inc.             21,418         489,937
   Texas Utilities Co.             20,105         714,974
                                             ------------
                                               10,190,458
                                             ------------

 --------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
 --------------------------------------------------------
 Energy Raw Materials (0.54%)
   Baker Hughes Inc.               23,910    $    503,592
   Halliburton Co.                 32,100       1,292,025
   McDermott Intl.                  4,300          38,966
   Nacco Industries Inc.              600          33,337
   Occidental Petroleum Corp.      26,700         577,388
   Oneok                            2,300          57,788
   Peoples Energy Corp.             2,600          87,100
   Schlumberger                    40,000       2,250,000
                                             ------------
                                                4,840,196
                                             ------------
 Finance (Non-Banking) (2.69%)
   Associates First Capital
     Corp.                         52,906       1,451,582
   Bear Stearns Companies Inc.      8,620         368,505
   H & R Block Inc.                 7,100         310,625
   Capital One Financial Corp.     14,300         689,074
   Chubb Corp.                     12,800         720,794
   Cincinnati Financial Corp.      11,900         371,125
   Countrywide Credit               8,200         207,050
   Fleet Boston Financial Corp.    66,548       2,316,669
   Franklin Resources Inc.         18,300         586,735
   Golden West Financial           11,700         391,950
   Lehman Brothers Holding Inc.     8,700         736,777
   MBIA Inc.                        7,200         380,246
   MBNA Corp.                      58,225       1,586,631
   Morgan Stanley, Dean Witter &
     Co.                           40,494       5,780,519
   Paine Webber Group Inc.         10,400         403,645
   Paychex Inc.                    17,900         716,000
   T. Rowe Price Assoc.             8,700         321,352
   Progressive Corp.                5,300         387,563
   Providian Financial Corp.       10,350         942,492
   Republic New York Corp.          7,600         547,200
   SLM Holding Corp.               11,540         487,565
   Safeco Corp.                     9,400         233,825
   Schwab (Charles) Corp.          59,550       2,285,231
   State Street Corp.              11,600         847,518
   Washington Mutual Inc.          41,969       1,091,194
                                             ------------
                                               24,161,867
                                             ------------
 Food & Agriculture (2.93%)
   Archer-Daniels-Midland Co.      44,155         538,117
   Bestfoods                       20,300       1,067,009
   Campbell Soup Co.               31,100       1,203,166
   Coca-Cola Company              179,600      10,461,700
   Coca-Cola Enterprises           30,900         621,863
   Conagra Inc.                    35,700         805,462
   Adolph Coors                     2,700         141,750
   Darden Restaurants               9,500         172,188
   General Mills Inc.              22,100         790,075

                      (continued)

                                       9

             GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 --------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
 --------------------------------------------------------
 Food & Agriculture (continued)
   H J Heinz Co.                   26,050    $  1,037,102
   Hershey Foods Corp.             10,100         479,750
   Kellogg Co.                     29,400         905,873
   Pepsico Inc.                   105,800       3,729,450
   Quaker Oats Co.                  9,700         636,563
   Ralston Purina Co.              23,500         655,062
   Sara Lee Corp.                  66,000       1,456,092
   Sysco Corp.                     23,900         945,532
   Wm. Wrigley Jr. Co.              8,400         696,671
                                             ------------
                                               26,343,425
                                             ------------
 Gold (0.10%)
   Barrick Gold Corp.              28,600         505,848
   Homestake Mining Co.            18,900         147,647
   Placer Dome Inc.                23,600         253,700
                                             ------------
                                                  907,195
                                             ------------
 Government & State Agency (0.78%)
   Federal Home Loan Mortgage
     Corp.                         50,500       2,376,631
   Federal National Mortgage
     Association                   74,500       4,651,557
                                             ------------
                                                7,028,188
                                             ------------
 Industrial Miscellaneous (3.92%)
   Allied Waste Industries
     Inc.<F*>                      13,700         120,724
   America Online Inc.<F*>        162,500      12,258,513
   American Greetings               4,600         108,675
   Amgen<F*>                       74,300       4,462,607
   Anadarko Petroleum Co.           9,200         313,950
   Armstrong World Industries
     Inc.                           2,900          96,788
   Autodesk Inc.                    4,400         148,500
   Avery Dennison Corp.             8,200         597,575
   Ball Corp.                       2,200          86,625
   Biomet Inc.                      8,200         328,000
   Briggs & Stratton                1,700          91,163
   Circuit City Stores Inc.        14,800         666,918
   Computer Sciences<F*>           12,100       1,144,963
   Comverse Technology Inc.<F*>     5,200         752,700
   Cooper Tire & Rubber             5,500          85,591
   Corning Inc.                    17,800       2,295,079
   Cummins Engine                   3,000         144,936
   Danaher Corporation             10,300         496,975
   Dun & Bradstreet Corp. (new)    11,675         344,412
   Electronic Data Systems Corp.   34,200       2,289,245
   Engelhard Corp.                  9,050         170,819
   Fleetwood Enterprises            2,300          47,438
   Foster Wheeler                   2,900          25,738
   Freeport McMoran<F*>            11,800         249,275
   W.R. Grace & Co.<F*>             5,200          72,150

 --------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
 --------------------------------------------------------
 Industrial Miscellaneous (continued)
   Harrahs Entertainment,
     Inc.<F*>                       9,300    $    245,864
   Helmerich & Payne                3,500          76,342
   Ikon Office Solutions Inc.      10,800          73,570
   Leggett & Platt                 14,200         304,404
   Loews Corp.                      7,700         467,290
   Lowes Companies Inc.            27,800       1,661,050
   Mattel Inc.                     30,487         400,142
   McKesson HBOC Inc.              20,414         460,580
   Mead Corp.                       7,500         325,778
   National Semiconductor
     Corp.<F*>                     12,500         535,150
   Northrop Corp.                   5,100         275,716
   Praxair                         11,600         583,618
   Rite Aid Corp.                  18,800         210,315
   Ryder System Inc.                4,600         112,410
   Sealed Air Corporation<F*>       6,033         312,581
   Service Corp. International     19,700         136,659
   Shared Medical Systems Corp.     2,000         101,874
   Sherwin-Williams                12,000         252,000
   Tektronix Inc.                   3,400         132,174
   Timken Co.                       4,500          91,967
   Waste Management Inc.           45,035         774,017
   Transocean Sedco Forex<F*>       7,760         261,415
                                             ------------
                                               35,194,275
                                             ------------
 Insurance (2.50%)
   Aflac Inc.                      19,300         910,709
   Aetna Inc.                      10,922         609,578
   Allstate Insurance              58,496       1,403,904
   American International Group
     Inc.                         112,588      12,173,578
   Aon Corp.                       18,675         747,000
   Cigna Corp.                     13,500       1,087,587
   Jefferson Pilot Corp.            7,650         522,113
   Kaufman & Broad Homebuilders     3,400          82,236
   Lincoln National Corp.          14,200         568,000
   MGIC Investment Corp.            7,700         463,440
   Marsh & McLennan Cos. Inc.      19,450       1,861,112
   St. Paul Companies Inc.         16,500         555,835
   Torchmark Corp.                  9,500         276,089
   United Healthcare               12,300         653,437
   Unumprovident Corp.             17,400         557,879
                                             ------------
                                               22,472,497
                                             ------------
 International Oil (4.00%)
   Chevron Corp.                   47,700       4,132,014
   Exxon Mobile Corporation       251,040      20,224,284
   Royal Dutch Petroleum Co.      155,900       9,422,128

                      (continued)

                                      10

             GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 --------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
 --------------------------------------------------------
 International Oil (continued)
   Texaco Inc.                     40,200    $  2,183,342
                                             ------------
                                               35,961,768
                                             ------------
 Liquor (0.46%)
   Anheuser-Busch Companies Inc.   33,850       2,399,118
   Brown Forman Corp. 'B'           5,000         286,250
   Seagram Co. Ltd.                31,500       1,415,516
                                             ------------
                                                4,100,884
                                             ------------
 Media (2.72%)
   CBS Corp.<F*>                   55,412       3,542,877
   Comcast Corp.                   54,600       2,760,685
   R R Donnelley & Sons Co.         9,100         225,789
   Dow Jones & Co.                  6,500         442,000
   Gannett Co. Inc.                20,300       1,655,709
   Harcourt General Inc.            5,200         209,300
   Interpublic Group Co.           20,400       1,176,815
   Knight Ridder Inc.               6,100         362,950
   McGraw-Hill Inc.                14,300         881,237
   Meredith Corp.                   3,700         154,241
   New York Times Co.              12,400         609,150
   Omnicom Group                   12,900       1,290,000
   Time Warner Inc.                93,560       6,777,206
   Times Mirror Co.                 4,400         294,800
   Tribune Co.                     17,300         952,573
   Viacom Class B<F*>              50,700       3,064,156
                                             ------------
                                               24,399,488
                                             ------------
 Miscellaneous & Conglomerates (0.51%)
   Hartford Financial Services
     Group                         16,100         762,738
   ITT Industries Inc.              6,400         213,997
   Marriott International Class A  18,050         569,694
   Minnesota Mining &
     Manufacturing                 29,150       2,853,056
   Pinnacle West Capital            6,100         186,428
                                             ------------
                                                4,585,913
                                             ------------
 Miscellaneous Finance (1.15%)
   American Express Co.            32,600       5,419,750
   American General Corp.          18,026       1,367,723
   Household International Inc.    34,153       1,272,199
   Merrill Lynch & Co. Inc.        27,000       2,254,500
                                             ------------
                                               10,314,172
                                             ------------
 Motor Vehicles (1.07%)
   Dana Corp.                      11,887         355,860
   Eaton Corp.                      5,400         392,175
   Ford Motor Co.                  87,800       4,691,769
   General Motors                  46,550       3,383,580
   Genuine Parts Co.               12,925         320,695

 --------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
 --------------------------------------------------------
 Motor Vehicles (continued)
   TRW Inc.                         8,800    $    457,046
                                             ------------
                                                9,601,125
                                             ------------
 Non-Durables & Entertainment (0.25%)
   Brunswick Corp.                  6,600         146,850
   Costco Wholesale Corpora-
     tion<F*>                      16,103       1,469,399
   Hasbro Inc.                     14,050         267,821
   Mirage Resorts Inc.<F*>         14,000         214,368
   Wendy's International Inc.       8,675         178,922
                                             ------------
                                                2,277,360
                                             ------------
 Non-Ferrous Metals (0.47%)
   Alcan Aluminum Limited          15,925         655,903
   Alcoa Inc.                      26,700       2,216,100
   Inco Ltd.<F*>                   13,900         326,650
   Newmont Mining Corp.            12,177         298,337
   Phelps Dodge Corp.               5,917         397,178
   Reynolds Metals Co.              4,600         352,475
                                             ------------
                                                4,246,643
                                             ------------
 Optical Photographic Equipment (0.18%)
   Eastman Kodak Co.               23,000       1,523,750
   Polaroid Corp.                   3,145          59,164
                                             ------------
                                                1,582,914
                                             ------------
 Paper & Forest Products (0.93%)
   Bemis Co. Inc.                   3,800         132,524
   Boise Cascade Corp.              4,166         168,723
   Champion International           7,000         433,559
   Fort James Corp.                15,700         429,788
   Georgia-Pacific Corp.           12,400         629,300
   International Paper Co.         30,102       1,698,867
   Kimberly-Clark Corp.            39,572       2,582,072
   Louisiana Pacific Corp.          7,700         109,725
   Potlatch Corp.                   2,100          93,713
   Temple Inland Inc.               4,100         270,341
   Westvaco Corp.                   7,225         235,716
   Weyerhaeuser Co.                17,050       1,224,395
   Willamette Industries            8,100         376,140
                                             ------------
                                                8,384,863
                                             ------------
 Producer Goods (5.53%)
   Caterpillar Inc.                25,800       1,214,200
   Conseco Inc.                    23,723         424,049
   Cooper Industries Inc.           6,800         274,972
   Deere & Co.                     17,000         737,375
   Delphi Automotive Systems       40,983         645,482
   Dover Corp.                     14,800         671,550
   FMC Corp.<F*>                    2,200         126,086
   General Electric Corp.         238,500      36,907,875

                      (continued)
                                      11

             GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 --------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
 --------------------------------------------------------
 Producer Goods (continued)
   W W Grainger Inc.                6,806    $    325,408
   Illinois Tool Works Inc.        21,900       1,479,608
   Ingersoll-Rand Co.              11,900         655,238
   Johnson Controls Inc.            6,200         352,625
   Navistar Intl Corp.<F*>          4,600         217,924
   Owens-Illinois Inc.<F*>         10,900         273,176
   Pall Corp.                       9,000         194,058
   Parker Hannifin Corp.            8,125         416,910
   Tyco International Ltd.        122,753       4,772,059
                                             ------------
                                               49,688,595
                                             ------------
 Railroads & Shipping (0.36%)
   Burlington Northern Santa Fe    33,124         803,257
   CSX Corp.                       15,800         495,725
   Kansas City Southern Inds        8,000         597,000
   Norfolk Southern Corp.          27,650         566,825
   Union Pacific Corp.             18,100         789,613
                                             ------------
                                                3,252,420
                                             ------------
 Retail (5.42%)
   Albertsons Inc.                 30,800         993,300
   Autozone Inc.<F*>               10,500         339,276
   Bed Bath & Beyond Inc.<F*>      10,100         350,975
   Best Buy Inc.<F*>               14,900         747,786
   Cardinal Health Inc.            20,400         976,650
   Consolidated Stores
     Corporation<F*>                8,025         130,406
   Dayton-Hudson Corp.             32,000       2,349,984
   Dillard's Inc.                   7,800         157,459
   Dollar General                  19,318         439,485
   Federated Department
     Stores<F*>                    15,300         773,599
   Gap Inc.                        62,187       2,860,602
   Great Atlantic & Pacific Tea
     Co.                            2,800          78,050
   K Mart Corp.<F*>                35,800         360,220
   Kohl's Corp. (Wisconsin)<F*>    11,900         859,025
   Kroger Co.<F*>                  60,400       1,140,050
   Limited Inc.                    15,600         675,667
   Longs Drug Store                 2,800          72,274
   May Department Stores Co.       24,276         782,901
   McDonald's Corp.                98,400       3,966,700
   Nordstrom Inc.                  10,000         261,870
   Office Depot Inc.<F*>           23,900         261,393
   J C Penney Co. Inc.             18,900         376,809
   Pep Boys                         3,800          34,675
   Safeway Inc.<F*>                37,000       1,315,794
   Sears Roebuck & Co.             27,400         833,974
   Staples Inc.<F*>                33,700         699,275
   Supervalu Inc.                  10,100         202,000
   TJX Cos. Inc.                   22,500         459,832

 --------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
 --------------------------------------------------------
 Retail (continued)
   Tandy Corp.                     14,100    $    693,537
   Toys 'R' Us<F*>                 17,712         253,494
   Tricon Global Restaurants<F*>   11,160         431,055
   Tupperware Inc.                  4,100          69,442
   Wal-Mart Stores Inc.           323,500      22,361,938
   Walgreen Co.                    72,900       2,132,325
   Winn-Dixie Stores Inc.          10,800         258,520
                                             ------------
                                               48,700,342
                                             ------------
 Soaps & Cosmetics (3.32%)
   Alberto Culver Co. 'B'           4,000         103,248
   Avon Products Inc.              17,600         580,800
   Bristol-Myers Squibb Co.       144,160       9,253,198
   Clorox Co.                      17,200         866,450
   Colgate-Palmolive Co.           42,400       2,756,000
   Gillette Co.                    78,000       3,212,586
   International Flavors &
     Fragrances                     7,600         286,900
   Procter & Gamble Co.            95,600      10,474,127
   Unilever NV                     41,571       2,263,001
                                             ------------
                                               29,796,310
                                             ------------
 Steel (0.10%)
   Allegheny Technologies Inc.      6,800         152,572
   Bethlehem Steel Corp.<F*>        9,500          79,562
   Nucor Corp.                      6,300         345,315
   USX US Steel                     6,371         210,244
   Worthington Industries, Inc.     6,400         105,997
                                             ------------
                                                  893,690
                                             ------------
 Telephone (10.23%)
   A T & T Corp.                  232,266      11,787,500
   Alltel                          22,800       1,885,264
   Bell Atlantic Corp.            112,840       6,946,656
   Bellsouth Corp.                136,788       6,403,320
   Century Tel. Inc.               10,200         483,225
   GTE Corp.                       70,700       4,988,733
   Lucent Technologies            227,729      17,036,862
   MCI Worldcom Inc.<F*>          206,319      10,947,698
   Mediaone Inc.<F*>               44,464       3,415,369
   Nextel Communications
     Inc.-A<F*>                    26,400       2,722,500
   SBC Communications Inc.        247,978      12,088,928
   Scientific Atlanta               5,700         317,063
   Sprint Corp.<F*>                63,400       4,267,580
   Sprint PCS Group                31,350       3,213,375
   US West Inc.                    36,707       2,642,904
   Global Crossing Ltd.<F*>        55,130       2,756,500
                                             ------------
                                               91,903,477
                                             ------------

                      (continued)

                                      12

             GENERAL AMERICAN CAPITAL COMPANY S & P 500 INDEX FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 --------------------------------------------------------
                                                MARKET
 COMMON STOCK                     SHARES        VALUE
 --------------------------------------------------------
 Tires Rubber Goods (0.04%)
   Goodyear Tire & Rubber Co.      11,372    $    320,543
                                             ------------
 Tobacco (0.55%)
   Fortune Brands Inc.             11,900         393,438
   Nabisco Group Holdings          23,700         251,812
   Philip Morris Companies Inc.   171,950       3,987,005
   UST Inc.                        12,400         312,319
                                             ------------
                                                4,944,574
                                             ------------
 Travel & Recreation (0.75%)
   Carnival Cruise Lines Class A   44,800       2,141,978
   Walt Disney Productions        149,900       4,384,575
   Hilton Hotels Corp.             26,800         257,950
                                             ------------
                                                6,784,503
                                             ------------
 Trucking & Freight (0.04%)
   Eastern Enterprises              2,000         114,874
   Paccar Inc.                      5,700         252,578
                                             ------------
                                                  367,452
                                             ------------
 Utilities, Electrical & Gas (1.03%)
   AES Corp.<F*>                   15,000       1,121,250
   Ameren Corp.                    10,000         327,500
   Carolina Power & Light Co.      11,600         353,069
   Cinergy Corp.                   11,554         278,740
   DTE Energy Co.                  10,500         329,438
   Duke Energy Corp.               26,541       1,330,368
   El Paso Energy Corp.<F*>        16,600         644,279
   Firstenergy Corp.               16,900         383,410
   Florida Progress Corp.           7,100         300,415
   GPU Inc.                         8,900         266,439
   Nicor Inc.                       3,400         110,500
   Peco Energy Co.                 13,500         469,125
   P G & E Corp.                   27,900         571,950
   P P & L Resources Inc.          10,400         237,900
   Public Service Enterprise
     Group                         15,850         551,770
   Sempra Energy                   17,422         302,707
   Southern Co.                    48,900       1,149,150
   Unicom Corp.                    15,800         529,300
                                             ------------
                                                9,257,310
                                             ------------
 TOTAL COMMON STOCK (99.61%)
   (COST $457,283,860)                        895,166,445
                                             ------------
 --------------------------------------------------------
                                  PAR           MARKET
 SHORT TERM SECURITIES           VALUE          VALUE
 --------------------------------------------------------
 Commercial Paper (0.32%)
   Merrill Lynch & Co,
     5.64%, due 1/20/2000      $1,600,000    $  1,595,253
   Dealers Capital Access
     Trust, 5.51%, due
     1/6/2000                   1,285,000       1,284,019
                                             ------------
                                                2,879,272
                                             ------------
 TOTAL SHORT TERM SECURITIES (0.32%)
   (AMORTIZED COST $2,879,272)                  2,879,272
                                             ------------

 TOTAL INVESTMENTS (99.93%)
   (AMORTIZED COST $460,163,132)              898,045,717
   Other net assets (0.07%)                       642,990
                                             ------------
 TOTAL NET ASSETS (100.00%)                  $898,688,707
                                             ============

 <F*> Non-income producing securities.
 See accompanying notes to financial statements.


              GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

-------------------------------------------------------------------------------
 MANAGEMENT DISCUSSION

 The Money Market Fund produced a net return of 5.2% in 1999. Once again, the fund was ranked #1 for its net return in 1999 and for the last five years when compared with over 100 other variable annuity money market funds of similar size according to Lipper, Inc., a nationally recognized analytical firm.

 In 1999, the Federal Reserve pushed up short-term rates three times. This reversed three moves to lower rates when global and domestic financial markets were suffering from an extreme lack of liquidity. Also, this action reflected the Fed's views that economic growth must be slowed to prevent the lowest unemployment rate in a generation from falling further and creating inflationary pressure in the market. Although the Fed's November move was accompanied by a neutral bias going forward, continued growth and higher oil prices increase the probability of additional monetary tightening early in 2000. The average maturity of the fund was shortened to take advantage of Y2K concerns, inflated year-end rates and further rate hikes by the Fed.

-------------------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT


                                    [GRAPH]


-------------------------------------------------------------------------------
 ANNUAL RETURNS

PERIODS ENDED DECEMBER 31, 1999               PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS  LIFE OF FUND
Annual Returns                                   5.20%        5.60%          5.35%         5.93%

 The fund's performance reflects administrative and management charges.

              Past performance is no assurance of future results.

              GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

-------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
 December 31, 1999

 ASSETS:
   Investments, at market value:
    (see accompanying schedules)
     Short term securities                 $255,781,563
                                           ------------
       Total investments                    255,781,563
   Cash                                           3,026
   Interest receivable                          398,747
                                           ------------
       Total assets                         256,183,336
                                           ------------
 LIABILITIES:
   Payable to Conning Asset Management
    Company                                      26,665
   Payable to General American Life
    Insurance Company                            17,066
                                           ------------
       Total liabilities                         43,731
                                           ------------
         Total net assets                  $256,139,605
                                           ============

 TOTAL SHARES OF CAPITAL STOCK
  OUTSTANDING                                12,647,443
 Net asset value per share (Total net
  assets divided by total shares of
  capital stock outstanding)               $      20.25
 TOTAL AMORTIZED COST OF INVESTMENTS       $255,777,381

-------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the year ended December 31, 1999

 INVESTMENT INCOME:
   Interest                                 $13,623,154
                                            -----------
     Total investment income                 13,623,154
                                            -----------
 EXPENSES:
   Investment management charge                 322,117
   Administrative charge                        206,154
                                            -----------
     Total expenses                             528,271
                                            -----------
       Net investment income                 13,094,883
                                            -----------

 NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                $13,094,883
                                            ===========

---------------------------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
                                                                YEAR ENDED              YEAR ENDED
                                                               DECEMBER 31             DECEMBER 31
                                                               ------------            ------------
                                                                   1999                    1998
                                                               ------------            ------------
 Operations:
     Net investment income                                     $ 13,094,883            $ 11,298,523
                                                               ------------            ------------
         Net increase in net assets from operations              13,094,883              11,298,523
     Capital share transactions                                   7,998,893              49,176,804
                                                               ------------            ------------
         Net increase in net assets                              21,093,776              60,475,327
     Net assets, beginning of year                              235,045,829             174,570,502
                                                               ------------            ------------
 Net assets, end of period                                     $256,139,605            $235,045,829
                                                               ============            ============

 See accompanying notes to the financial statements.

              GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

------------------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                                                YEAR ENDED DECEMBER 31
                                                          -------------------------------------------------------------------
                                                            1999           1998           1997           1996          1995
                                                          --------       --------       --------       --------       -------
 Net asset value, beginning of year <F1>                  $  19.25       $  18.23       $  17.24       $  16.34       $ 15.42
 Income from operations:
 Net investment income                                        1.00           1.02           0.99           0.90          0.92
                                                          --------       --------       --------       --------       -------
 Net asset value, end of period                           $  20.25       $  19.25       $  18.23       $  17.24       $ 16.34
                                                          ========       ========       ========       ========       =======

 Total return <F2>                                           5.20%          5.62%          5.71%          5.51%         5.96%

 Net assets, end of period (in thousands)                 $256,140       $235,046       $174,571       $101,426       $70,574
 Ratio of expenses to average net assets <F3>                0.21%          0.21%          0.21%          0.21%         0.21%
 Ratio of net investment income to average
   net assets <F3>                                           5.08%          5.45%          5.60%          5.37%         5.78%
 Portfolio turnover rate <F4>                                   --             --             --             --            --

                                                                                YEAR ENDED DECEMBER 31
                                                          -------------------------------------------------------------------
                                                            1994           1993           1992           1991          1990
                                                          --------       --------       --------       --------       -------
 Net asset value, beginning of year <F1>                  $  14.80       $  14.36       $  13.85       $  13.04       $ 12.03
 Income from operations:
 Net investment income                                        0.62           0.44           0.51           0.81          1.01
                                                          --------       --------       --------       --------       -------
 Net asset value, end of year                             $  15.42       $  14.80       $  14.36       $  13.85       $ 13.04
                                                          ========       ========       ========       ========       =======

 Total return <F2>                                           4.21%          3.07%          3.71%          6.19%         8.43%

 Net assets, end of year (in thousands)                   $ 93,339       $ 84,430       $ 84,880       $ 84,090       $85,901
 Ratio of expenses to average net assets <F3>                0.21%          0.21%          0.21%          0.21%         0.21%
 Ratio of net investment income to average
   net assets <F3>                                           4.17%          3.06%          3.68%          6.10%         8.17%
 Portfolio turnover rate <F4>                                   --             --             --             --            --

 Notes:
 <F1> Components are computed and accumulated on a daily basis.
 <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
 <F3> Computed on an annualized basis.
 <F4> A portfolio turnover rate is not calculated for securities on which the maturity or expiration dates at the time of acquisition were one year or less.

 See accompanying notes to the financial statements.

                             GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

------------------------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
 -----------------------------------------------------------------------------------------------------------------------
                                                            PAR             INTEREST         MATURITY          MARKET
 SHORT TERM SECURITIES                                     VALUE            RATE (%)           DATE            VALUE
 -----------------------------------------------------------------------------------------------------------------------
 COMMERCIAL PAPER
 Asset Backed (13.91%)
   Grand Funding<F*>                                    $ 3,473,000           6.05           01/05/00       $  3,470,685
   Grand Funding<F*>                                      2,925,000           5.77           01/19/00          2,916,591
   Grand Funding<F*>                                      2,043,000           6.21           01/20/00          2,036,369
   Kitty Hawk Funding Corp.<F*>                           4,026,000           6.26           01/21/00          4,012,133
   MPF Limited<F*>                                          330,000           7.12           01/12/00            329,284
   MPF Limited<F*>                                        5,000,000           6.17           01/13/00          4,989,800
   MPF Limited<F*>                                        5,000,000           6.32           01/14/00          4,988,679
   Pegasus Three Ltd.<F*>                                 3,150,000           6.18           01/13/00          3,143,574
   Pegasus Two Ltd.<F*>                                   5,000,000           6.18           01/13/00          4,989,800
   Pegasus Two Ltd.<F*>                                   2,000,000           6.16           01/21/00          1,993,222
   Pooled Accounts Receivable                             1,075,000           6.31           01/07/00          1,073,875
   Pooled Accounts Receivable                             1,700,000           6.32           01/10/00          1,697,335
                                                                                                            ------------
                                                                                                              35,641,347
                                                                                                            ------------
 Banking (11.16%)
   Forrestal Funding Master Trust<F*>                     8,396,000           6.44           01/14/00          8,376,596
   Forrestal Funding Master Trust<F*>                     1,239,000           6.46           01/14/00          1,236,128
   Forrestal Funding Master Trust<F*>                       492,000           6.22           03/06/00            486,839
   Moat Funding<F*>                                       2,800,000           6.10           01/24/00          2,789,418
   Moat Funding<F*>                                       3,750,000           6.77           01/26/00          3,732,500
   Zions Bancorporation                                   5,000,000           6.21           01/20/00          4,983,797
   Zions Bancorporation                                   7,000,000           5.98           01/28/00          6,968,763
                                                                                                            ------------
                                                                                                              28,574,041
                                                                                                            ------------
 Bond Insurance (1.08%)
   Cooperative Association of Tractor Dealers "A"         1,650,000           6.26           01/28/00          1,642,328
   Cooperative Association of Tractor Dealers "A"           550,000           6.20           03/17/00            543,346
   Cooperative Association of Tractor Dealers "A"           100,000           6.23           04/14/00             98,331
   Cooperative Association of Tractor Dealers "B"           300,000           6.01           01/06/00            299,750
   Cooperative Association of Tractor Dealers "B"           187,000           6.26           05/26/00            182,514
                                                                                                            ------------
                                                                                                               2,766,269
                                                                                                            ------------
 Broker Dealer (1.56%)
   Merrill Lynch & Co.                                    4,000,000           5.64           01/20/00          3,988,136
                                                                                                            ------------
 Business Credit Institutional (2.80%)
   Fairway Finance<F*>                                      500,000           7.07           01/03/00            499,804
   Fairway Finance<F*>                                      361,000           6.26           03/09/00            357,034
   Sweetwater Capital Corp.<F*>                           4,023,000           6.55           01/14/00          4,013,543
   Sweetwater Capital Corp.<F*>                             551,000           5.94           02/03/00            548,020
   Sweetwater Capital Corp.<F*>                             348,000           6.62           02/18/00            344,956
   Sweetwater Capital Corp.<F*>                             706,000           6.53           02/24/00            699,159
   Sweetwater Capital Corp.<F*>                             734,000           6.21           06/13/00            714,189
                                                                                                            ------------
                                                                                                               7,176,705
                                                                                                            ------------
 Cosmetics (0.39%)
   Gilette Co.                                            1,000,000           5.91           01/07/00            999,017
                                                                                                            ------------
 Electronics (1.94%)
   Hitachi Credit America Corp.                           5,000,000           6.22           01/26/00          4,979,061
                                                                                                            ------------
                                                                                 (continued)
                                        17

                             GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

------------------------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 -----------------------------------------------------------------------------------------------------------------------
                                                            PAR             INTEREST         MATURITY          MARKET
 SHORT TERM SECURITIES                                     VALUE            RATE (%)           DATE            VALUE
 -----------------------------------------------------------------------------------------------------------------------
 Financial Services (0.31%)
   General Electric Capital Corp.                       $   300,000           5.82           01/18/00       $    299,178
   General Electric Capital Corp.                           500,000           6.29           04/11/00            491,758
                                                                                                            ------------
                                                                                                                 790,936
                                                                                                            ------------
 Machinery (4.53%)
   Dealers Capital Access Trust                          10,000,000           7.17           01/06/00          9,990,069
   Dealers Capital Access Trust                           1,625,000           7.27           01/06/00          1,623,364
                                                                                                            ------------
                                                                                                              11,613,433
                                                                                                            ------------
 Miscellaneous Business Credit (18.05%)
   Barton Capital Corp.<F*>                                 825,000           6.38           01/07/00            824,128
   Barton Capital Corp.<F*>                               3,500,000           6.06           01/18/00          3,490,053
   Compass Securitization<F*>                             5,000,000           6.09           01/21/00          4,982,738
   Compass Securitization<F*>                             4,700,000           6.26           01/28/00          4,678,145
   Eagle Funding Cap. Corp.<F*>                             613,000           7.03           01/10/00            611,927
   Eagle Funding Cap. Corp.<F*>                           3,407,000           6.27           01/14/00          3,399,311
   Lexington Parker Capital<F*>                           3,200,000           6.55           02/08/00          3,178,044
   Sheffield Receivables<F*>                             10,800,000          11.01           01/03/00         10,793,400
   Thames Asset Global Securitization<F*>                 2,053,000           6.09           01/18/00          2,047,165
   Thames Asset Global Securitization<F*>                 1,539,000           6.33           01/24/00          1,532,835
   Tulip Funding<F*>                                      1,500,000           6.04           01/14/00          1,496,674
   Windmill Funding Corp.<F*>                             5,000,000           6.08           01/06/00          4,995,806
   Windmill Funding Corp.<F*>                               700,000           7.03           01/07/00            699,182
   Windmill Funding Corp.<F*>                             3,500,000           6.05           01/07/00          3,496,327
                                                                                                            ------------
                                                                                                              46,225,735
                                                                                                            ------------
 Miscellaneous Personal Credit (9.55%)
   Falcon Asset Securitization<F*>                       10,000,000           6.83           01/07/00          9,988,667
   Market Street Funding<F*>                              4,500,000           7.01           01/07/00          4,494,750
   Market Street Funding<F*>                              4,900,000           6.75           01/13/00          4,889,024
   Old Line Funding<F*>                                     505,000           7.03           01/03/00            504,803
   Old Line Funding<F*>                                     650,000           6.39           01/07/00            649,311
   Old Line Funding<F*>                                   2,450,000           6.45           01/13/00          2,444,765
   Thunder Bay Funding<F*>                                1,494,000           6.48           01/07/00          1,492,394
                                                                                                            ------------
                                                                                                              24,463,714
                                                                                                            ------------
 Mortgage Banking (3.99%)
   Cooper River Funding                                  10,000,000           5.53           01/18/00          9,968,361
   Cooper River Funding                                     243,000           7.13           01/18/00            242,185
                                                                                                            ------------
                                                                                                              10,210,546
                                                                                                            ------------
 Personal Credit Institutional (10.32%)
   Check Point Charlie<F*>                                5,000,000           6.37           01/14/00          4,988,589
   Check Point Charlie<F*>                                1,250,000           6.55           01/28/00          1,243,906
   Check Point Charlie<F*>                                1,067,000           6.53           02/04/00          1,060,480
   Check Point Charlie<F*>                                1,675,000           6.10           01/26/00          1,667,986
   Monte Rosa Capital Corp.                                 391,000           6.02           03/13/00            386,446
   Seven Hills Funding<F*>                                5,000,000           6.06           01/19/00          4,984,960
   Seven Hills Funding<F*>                                5,000,000           6.11           01/21/00          4,983,194
   World Omni<F*>                                         7,118,000           6.73           01/07/00          7,110,051
                                                                                                            ------------
                                                                                                              26,425,612
                                                                                                            ------------
                                                                                 (continued)

                                      18

                             GENERAL AMERICAN CAPITAL COMPANY MONEY MARKET FUND

------------------------------------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 -----------------------------------------------------------------------------------------------------------------------
                                                            PAR             INTEREST         MATURITY          MARKET
 SHORT TERM SECURITIES                                     VALUE            RATE (%)           DATE            VALUE
 -----------------------------------------------------------------------------------------------------------------------
 Utilities (8.60%)
   Centennial Energy Holdings<F*>                       $   500,000           6.99           01/20/00       $    498,166
   Centennial Energy Holdings<F*>                           500,000           6.99           01/21/00            498,069
   Centennial Energy Holdings<F*>                         4,000,000           6.48           01/07/00          3,995,700
   Centennial Energy Holdings<F*>                         1,100,000           6.38           01/07/00          1,098,836
   Centennial Energy Holdings<F*>                         5,000,000           6.94           01/14/00          4,987,542
   Centennial Energy Holdings<F*>                           250,000           6.38           01/27/00            248,853
   Centennial Energy Holdings<F*>                           300,000           6.38           01/28/00            298,571
   Congetrix Energy Inc.                                    420,000           6.54           01/31/00            417,725
   Indianapolis Power & Light                             1,300,000           5.76           01/12/00          1,297,716
   Progress Capital Holdings, Inc.                          150,000           6.05           01/11/00            149,750
   Progress Capital Holdings, Inc.                        5,000,000           6.10           01/11/00          4,991,597
   Progress Capital Holdings, Inc.                        3,575,000           6.31           02/15/00          3,547,249
                                                                                                            ------------
                                                                                                              22,029,774
                                                                                                            ------------

 TOTAL COMMERCIAL PAPER (88.19%) (AMORTIZED COST
   $225,882,432)                                                                                             225,884,326
                                                                                                            ------------
 FLOATING RATE NOTES
   Goldman Sachs                                          5,000,000           6.30           01/26/00          5,000,000
   GTE Corp.                                              9,000,000           6.13           04/11/00          8,997,237
   Racers Trust - Zurich Capital                          8,500,000           6.56           01/15/00          8,500,000
                                                                                                            ------------

 TOTAL FLOATING RATE NOTES (8.78%) (AMORTIZED COST
   $22,494,949)                                                                                               22,497,237
                                                                                                            ------------
 TIME DEPOSITS
   Banco Espirito Santo Euro                              2,400,000           5.00           01/26/00          2,400,000
   Banco Espirito Santo Euro                              2,000,000           5.38           03/02/00          2,000,000
   Banco Espirito Santo Euro                              3,000,000           5.72           07/19/00          3,000,000
                                                                                                            ------------
 TOTAL TIME DEPOSITS (2.89%) (AMORTIZED COST
   $7,400,000)                                                                                                 7,400,000
                                                                                                            ------------

 TOTAL NET INVESTMENTS (99.86%) (AMORTIZED COST
   $255,777,381)                                                                                             255,781,563
   Other net assets (0.14%)                                                                                      358,042
                                                                                                            ------------

 TOTAL NET INVESTMENTS (100.00%)                                                                            $256,139,605
                                                                                                            ============

 <F*> Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the board of directors.

 See accompanying notes to the financial statements.

               GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

-------------------------------------------------------------------------------
 MANAGEMENT DISCUSSION

 A year of inflation jitters, interest rate hikes by the Federal Reserve, and concerns surrounding year 2000 issues sent bond prices downward in 1999. The bond market suffered its worst year since 1994 and the second worst since 1973. The Fed raised interest rates three times during the year. Tight labor markets and little evidence of slowing economic growth contributed to the Fed's decision to raise rates. Treasury prices took the biggest tumble. The 30-year Treasury yield, which moves in the opposite direction of its price, started at 5.10% and climbed to 6.48% by year-end. Corporate bonds also stumbled. For the year, the average 30-year Treasury Bond price declined 2.56% and the average corporate bond price dropped 1.96%. For corporates, improvement in yield spreads helped offset a portion of the negative impact of higher interest rates.

 In 2000, we see Treasury returns improving, due to the government's budget surplus and the expectation of a debt buyback program. The shrinking supply of Treasuries will help push prices upward. However, the Fed may raise rates a couple of times in the first half of the year before this comes to fruition. With relatively low new issuance, small dealer inventories, and high investor cash levels, corporate bonds should also show some improvement. Bond markets historically have seldom suffered two down years in a row. Of the seven years since 1977 when bonds fell, they gained all but once the following year.

-------------------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT


                                    [GRAPH]


-------------------------------------------------------------------------------
 ANNUAL RETURNS

 PERIODS ENDED DECEMBER 31, 1999               PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS  LIFE OF FUND
 Annual Returns                                  (2.88%)       7.18%          7.10%         7.57%

 The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

              Past performance is no assurance of future results.

               GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

-------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
 December 31, 1999

 ASSETS:
   Investments, at market value:
    (see accompanying schedules)
     Bonds                                  $68,035,782
     Short term securities                    1,773,644
                                            -----------
       Total investments                     69,809,426
   Cash                                           4,567
   Interest receivable                        1,245,311
                                            -----------
       Total assets                          71,059,304
                                            -----------
 LIABILITIES:
   Payable to Conning Asset Management
    Company                                      15,229
   Payable to General American Life
    Insurance Company                             3,046
                                            -----------
       Total liabilities                         18,275
                                            -----------
         Total net assets                   $71,041,029
                                            ===========

 TOTAL SHARES OF CAPITAL STOCK OUTSTANDING    2,903,866
 Net asset value per share (Total net
  assets divided by total shares of
  capital stock outstanding)                $     24.46
 TOTAL AMORTIZED COST OF INVESTMENTS        $73,249,162

-------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the year ended December 31, 1999

 INVESTMENT INCOME:
   Interest                                 $ 4,348,190
                                            -----------
     Total investment income                  4,348,190
                                            -----------
 EXPENSES:
   Investment management charge                 179,605
   Administrative charge                         35,921
                                            -----------
     Total expenses                             215,526
                                            -----------
       Net investment income                  4,132,664
                                            -----------
 NET REALIZED LOSS ON INVESTMENTS:
   Net realized loss on investments            (230,745)
                                            -----------
 NET UNREALIZED LOSS ON INVESTMENTS:
   Net unrealized loss from investments      (6,053,536)
                                            -----------
 NET DECREASE IN NET ASSETS FROM
  OPERATIONS                                $(2,151,617)
                                            ===========

-------------------------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
                                                               YEAR ENDED             YEAR ENDED
                                                               DECEMBER 31            DECEMBER 31
                                                               -----------            -----------
                                                                  1999                   1998
                                                               -----------            -----------
 Operations:
     Net investment income                                     $ 4,132,664            $ 3,487,368
     Net realized gain (loss) on investments                      (230,745)               126,562
     Net unrealized gain (loss) on investments                  (6,053,536)             1,349,803
                                                               -----------            -----------
         Net increase (decrease) in net assets from
           operations                                           (2,151,617)             4,963,733
     Capital share transactions                                  4,015,548             15,883,675
                                                               -----------            -----------
         Net increase in net assets                              1,863,931             20,847,408
     Net assets, beginning of year                              69,177,098             48,329,690
                                                               -----------            -----------
 Net assets, end of year                                       $71,041,029            $69,177,098
                                                               ===========            ===========

 See accompanying notes to the financial statements.

               GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

----------------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                                                 YEAR ENDED DECEMBER 31
                                                            ----------------------------------------------------------------
                                                              1999          1998          1997          1996          1995
                                                            --------       -------       -------       -------       -------
 Net asset value, beginning of year <F1>                    $  25.19       $ 23.19       $ 21.21       $ 20.59       $ 17.30
                                                            --------       -------       -------       -------       -------
 Income from operations:
 Net investment income                                          1.42          1.40          1.39          1.29          1.25
 Net realized and unrealized gain (loss) on
   investments                                                 (2.15)          .60           .59         (0.67)         2.04
                                                            --------       -------       -------       -------       -------
 Net increase (decrease) in asset value per share               (.73)         2.00          1.98          0.62          3.29
                                                            --------       -------       -------       -------       -------
 Net asset value, end of year                               $  24.46       $ 25.19       $ 23.19       $ 21.21       $ 20.59
                                                            ========       =======       =======       =======       =======

 Total return <F2>                                            (2.88%)        8.61%         9.34%         3.02%        19.02%

 Net assets, end of period (in thousands)                   $ 71,041       $69,177       $48,330       $38,015       $39,316
 Ratio of expenses to average net assets <F3>                  0.30%         0.30%         0.30%         0.30%         0.30%
 Ratio of net investment income to average
   net assets <F3>                                             5.75%         5.80%         6.25%         6.26%         6.43%

 Portfolio turnover rate                                      28.86%        54.00%        47.40%        44.28%        35.35%
                                                                                 YEAR ENDED DECEMBER 31
                                                            ----------------------------------------------------------------
                                                              1994          1993          1992          1991          1990
                                                            --------       -------       -------       -------       -------
 Net asset value, beginning of year <F1>                    $  18.03       $ 16.33       $ 15.32       $ 13.44       $ 12.32
                                                            --------       -------       -------       -------       -------
 Income from operations:
 Net investment income                                          1.06          1.07          1.09          1.08          1.03
 Net realized and unrealized gain (loss) on
   investments                                                 (1.79)         0.63         (0.08)         0.80          0.09
                                                            --------       -------       -------       -------       -------
 Net increase (decrease) in asset value per share              (0.73)         1.70          1.01          1.88          1.12
                                                            --------       -------       -------       -------       -------
 Net asset value, end of year                               $  17.30       $ 18.03       $ 16.33       $ 15.32       $ 13.44
                                                            ========       =======       =======       =======       =======

 Total return <F2>                                            -4.04%        10.39%         6.57%        14.00%         9.09%

 Net assets, end of year (in thousands)                     $ 26,458       $47,636       $20,217       $14,438       $11,137
 Ratio of expenses to average net assets <F3><F**>             0.30%         0.30%         0.39%         0.42%         0.42%
 Ratio of net investment income to average
   net assets <F3>                                             6.19%         6.11%         6.89%         7.63%         8.12%
 Portfolio turnover rate                                      46.42%         8.80%        43.50%         2.23%        18.88%

 Notes:
 <F1> Components are computed and accumulated on a daily basis.
 <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
 <F3> Computed on an annualized basis.

 <F**> Name and investment objective changed from Intermediate Bond Fund on
 October 1, 1992. The Investment advisor charges changed from .375 percent to .250 percent of the average daily value of the net assets on October 1, 1992. The objective of the Bond Index Fund is to provide a rate of return that reflects the performance of the publicly traded bond market as a whole.

 See accompanying notes to the financial statements.

           GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

-------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
 ------------------------------------------------------------------------------------------
                                                                  PAR             MARKET
 BONDS                                                           VALUE             VALUE
 ------------------------------------------------------------------------------------------
 CORPORATE BONDS
 Aerospace & Military Technology (0.68%)
   Raytheon Co., 6.45%, due 08/15/2002                         $  500,000       $   486,405
                                                                                -----------
 Business Machines (2.06%)
   Comdisco Inc., 6.5%, due 06/15/2000                            500,000           499,805
   Pitney Bowes Credit Corp., 5.65%, due 01/15/2003             1,000,000           962,950
                                                                                -----------
                                                                                  1,462,755
                                                                                -----------
 Commercial Banking (4.61%)
   ABN AMRO Bank-NY, 7.125%, due 10/15/2093                       500,000           422,290
   First National Bank Omaha, 7.32%, due 12/01/2010             1,500,000         1,425,990
   HSBC Holding PLC, 7.5%, due 7/15/2009                          500,000           494,010
   Wells Fargo Captial, 7.95%, due 12/01/2026                   1,000,000           932,540
                                                                                -----------
                                                                                  3,274,830
                                                                                -----------
 Domestic Oil (1.08%)
   Conoco Inc., 5.9%, due 04/15/2004                              800,000           763,736
                                                                                -----------
 Finance (Non-Banking) (2.05%)
   Associates Corp. N American, 5.8%, due 04/20/2004              500,000           473,745
   Dean Witter Discover, 6.875%, due 03/01/2003                   500,000           494,990
   Merrill Lynch & Co. Inc., 7.0%, due 03/15/2006                 500,000           489,945
                                                                                -----------
                                                                                  1,458,680
                                                                                -----------
 Food & Agriculture (1.29%)
   Coca Cola Enterprises, 5.75%, due 11/01/2008                   500,000           445,380
   Diageo Capital PLC, 6.125, due 08/15/2005                      500,000           471,960
                                                                                -----------
                                                                                    917,340
                                                                                -----------
 Energy Raw Materials (2.09%)
   Enron Corp., 9.125%, due 04/01/2003                            500,000           522,925
   Williams Company, 7.625%, due 07/15/2019                     1,000,000           960,940
                                                                                -----------
                                                                                  1,483,865
                                                                                -----------
 International Oil (0.64%)
   Norsk Hydro AS, 6.36%, due 01/15/2009                          500,000           456,960
                                                                                -----------
 Media (3.14%)
   Disney (Walt) Co., 5.125%, due 12/15/2003                      500,000           467,500
   News America Inc., 6.625%, due 01/09/2008                      800,000           743,904
   Westinghouse Electric, 8.875%, due 06/01/2001                1,000,000         1,022,580
                                                                                -----------
                                                                                  2,233,984
                                                                                -----------
 Miscellaneous & Conglomerates (1.40%)
   General Electric Capital Corp., 6.65%, due 09/03/2002        1,000,000           992,530
                                                                                -----------
 Motor Vehicles (0.61%)
   Ford Motor Company, 6.625%, due 10/01/2028                     500,000           433,760
                                                                                -----------
 Retail (3.15%)
   Lowes Companies Inc., 6.875%, due 02/15/2028                 1,000,000           880,380
   Rite-Aid Corp., 6.875%, due 08/15/2013                         500,000           345,000
   Wal-Mart Stores, 9.10%, due 07/15/2000                       1,000,000         1,014,330
                                                                                -----------
                                                                                  2,239,710
                                                                                -----------

                                                   (continued)

                                      23

               GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

-------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 ------------------------------------------------------------------------------------------
                                                                  PAR             MARKET
 BONDS                                                           VALUE             VALUE
 ------------------------------------------------------------------------------------------
 Telephone (3.93%)
   Alltell Corp., 6.8%, due 05/01/2029                         $  500,000       $   441,260
   Southwestern Bell, 6.625%, due 07/15/2007                    1,000,000           957,310
   Sprint Capital Corp., 6.125%, due 11/15/2008                 1,000,000           906,680
   Telecom de Puerto Rico, 6.15%, due 05/15/2002                  500,000           488,480
                                                                                -----------
                                                                                  2,793,730
                                                                                -----------
 Travel & Recreation (0.99%)
   Hertz Corp., 7.00%, 04/15/2001                                 700,000           700,693
                                                                                -----------
 Utilities, Electrical & Gas (3.48%)
   Hydro Quebec, 8.40%, due 01/15/2022                          1,000,000         1,060,890
   Pacific Gas & Electric, 7.25%, due 08/01/2026                  500,000           451,650
   Potomac Electric Power, 6.00%, due 02/01/2004                  500,000           479,670
   Southern California Edison, 6.375%, due 01/15/2006             500,000           476,535
                                                                                -----------
                                                                                  2,468,745
                                                                                -----------
 TOTAL CORPORATE BONDS (31.20%) (AMORTIZED COST $23,434,474)                     22,167,723
                                                                                -----------
 AGENCY SECURITIES
 Government & State Agency (16.75%)
   FHLB, 5.085%, due 10/07/2008                                 1,000,000           868,280
   FNMA, 6.80%, due 01/10/2003                                    500,000           501,485
   FNMA, 5.250%, due 01/15/2003                                 1,000,000           990,160
   FNMA, 5.750%, due 02/15/2008                                 1,000,000           922,970
   FNMA, 5.625%, due 03/15/2001                                 2,000,000         1,981,560
   FNMA, 5.750%, due 04/15/2003                                 1,000,000           971,250
   FNMA, 5.750%, due 06/15/2005                                 1,000,000           950,620
   FNMA, 6.160%, due 08/07/2028                                   401,000           351,188
   FNMA, 6.210%, due 08/06/2038                                   625,000           539,550
   FNMA, 5.490%, due 08/18/2000                                 1,000,000           994,840
   FNMA, 7.10%, due 10/18/2004                                  1,000,000           990,780
   FNMA Global Benchmark Note, 6.00%, due 05/15/2008            1,000,000           936,250
   Tennessee Valley Authority, 6.00%, due 03/15/2013            1,000,000           896,410
                                                                                -----------
 TOTAL AGENCY SECURITIES (16.75%) (AMORTIZED COST
 $11,346,504)                                                                    11,895,343
                                                                                -----------
 GOVERNMENT SECURITIES
 United States Government Securities (45.42%)
   US Treasury Bonds, 10.75%, due 02/15/2003                    1,000,000         1,119,370
   US Treasury Bonds, 9.875%, due 11/15/2015                      500,000           646,720
   US Treasury Bonds, 7.50%, due 11/15/2001                     1,250,000         1,277,150
   US Treasury Bonds, 7.25%, due 05/15/2016                     1,000,000         1,045,310
   US Treasury Bonds, 8.75%, due 05/15/2017                     1,000,000         1,194,370
   US Treasury Bonds, 8.125%, due 08/15/2019                    1,800,000         2,051,154
   US Treasury Bonds, 7.875%, due 02/15/2021                    1,300,000         1,453,153
   US Treasury Bonds, 7.250%, due 08/15/2022                    1,000,000         1,054,220
   US Treasury Bonds, 5.50%, due 08/15/2028                     1,000,000           852,810
   US Treasury Bonds, 5.25%, due 11/15/2028                     1,000,000           823,750
   US Treasury Bonds, 7.750%, due 02/15/2001                    1,000,000         1,016,250

                                                   (continued)

                                      24

               GENERAL AMERICAN CAPITAL COMPANY BOND INDEX FUND

-------------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 ------------------------------------------------------------------------------------------
                                                                  PAR             MARKET
 BONDS                                                           VALUE             VALUE
 ------------------------------------------------------------------------------------------
 United States Government Securities (continued)
   US Treasury Notes, 9.25%, due 02/15/2016                    $  500,000       $   617,265
   US Treasury Notes, 6.25%, due 08/15/2023                     1,000,000           942,810
   US Treasury Notes, 6.00%, due 02/15/2026                       800,000           731,872
   US Treasury Notes, 6.125%, due 11/15/2027                    1,000,000           930,620
   US Treasury Notes, 6.25%, due 01/31/2002                     1,000,000           999,690
   US Treasury Notes, 6.50%, due 05/31/2002                     1,000,000         1,004,840
   US Treasury Notes, 6.25%, due 06/30/2002                     1,000,000           999,370
   US Treasury Notes, 6.00%, due 08/15/2000                     1,000,000           900,144
   US Treasury Notes, 5.750%, due 10/31/2002                      700,000           690,375
   US Treasury Notes, 5.50%, due 01/31/2003                     1,000,000           977,030
   US Treasury Notes, 4.75%, due 11/15/2008                     1,000,000           882,030
   US Treasury Notes, 5.75%, due 08/15/2003                     1,500,000         1,469,295
   US Treasury Notes, 7.25%, due 05/15/2004                     1,000,000         1,030,160
   US Treasury Notes, 7.25%, due 08/15/2004                     1,000,000         1,031,250
   US Treasury Notes, 5.625%, due 11/30/2000                    1,000,000           995,780
   US Treasury Notes, 6.375%, due 03/31/2001                    1,000,000         1,002,190
   US Treasury Notes, 6.50%, due 05/31/2001                     1,000,000         1,004,060
   US Treasury Notes, 7.00%, due 07/15/2006                     1,000,000         1,024,220
   US Treasury Bonds, 6.375%, due 09/30/2001                    1,000,000         1,002,030
   US Treasury Bonds, 6.50%, due 10/15/2006                       500,000           498,670
   US Treasury Bonds, 6.25%, due 10/31/2001                       500,000         1,000,160
                                                                                -----------
                                                                                 32,268,118
                                                                                -----------
 Other Government Securities (2.40%)
   State of Israel, 6.375%, due 12/15/2005                      1,000,000           924,640
   Manitoba Province, 9.00%, due 12/15/2000                       250,000           255,548
   Republic of Korea, 8.875%, due 04/15/08                        500,000           524,410
                                                                                -----------
                                                                                  1,704,598
                                                                                -----------
 TOTAL GOVERNMENT SECURITIES (47.82%) (AMORTIZED COST
 $36,694,540)                                                                    33,972,716
                                                                                -----------
 TOTAL BONDS (95.77%) (AMORTIZED COST $71,475,518)                               68,035,782
                                                                                -----------

 ------------------------------------------------------------------------------------------
                                                                  PAR             MARKET
 SHORT TERM SECURITIES                                           VALUE             VALUE
 ------------------------------------------------------------------------------------------
 Commercial Paper (2.50%)
   Dealers Capital Access Trust, due 01/06/00                   1,775,000         1,773,644
                                                                                -----------
 TOTAL SHORT TERM SECURITIES (2.50%) (AMORTIZED COST
 $1,773,644)                                                                      1,773,644
                                                                                -----------

 TOTAL INVESTMENTS (98.27%) (AMORTIZED COST $73,249,162)                         69,809,426
   Other net assets (1.73%)                                                       1,231,603
                                                                                -----------
 TOTAL NET ASSETS (100.00%)                                                     $71,041,029
                                                                                ===========

 See accompanying notes to the financial statements.

             GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND

-------------------------------------------------------------------------------
 MANAGEMENT DISCUSSION

 The Managed Equity Fund had a very disappointing year in 1999. The narrowness of the market advance, led principally by large capitalization, growth-oriented stocks, made it tough sledding for most value funds such as this one. While the S&P 500 rose 21.0% for the year the S&P 500/Barra Value Index appreciated only 12.7%. Lagging both of these indices sharply in the second half of the year, the Fund rose a mere 3.04% for all of 1999. The portfolio's significant underweighting of technology issues (13% versus 22% for the S&P 500) had a pronounced effect on performance results. Given its bias to the more value oriented sectors of the market, the Fund maintained overexposure to the financial and energy groups which trailed the major indices by a fairly large amount. However, some notable performers in the Managed Equity Fund for 1999 included: Sprint up 60%, Cisco up 129%, and Atlantic Richfield up 31%.

 The Fund's objective will continue to be to purchase large sized companies with visible earnings and cash flow growth prospects at a very reasonable price. With an anticipated broadening out of equity market strength in 2000 and a rotation to some of the more value oriented sectors of the equity universe, the Fund should be well positioned going forward. The average market capitalization of $28 billion may trend down somewhat as we employ funds into some of the more under appreciated areas of the equity market.

-------------------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT


                                    [GRAPH]


-------------------------------------------------------------------------------
 ANNUAL RETURNS

PERIODS ENDED DECEMBER 31, 1999               PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS  LIFE OF FUND
Annual Returns                                   3.04%        18.53%        12.36%         11.19%

 The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

              Past performance is no assurance of future results.

             GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND

-------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
 December 31, 1999

 ASSETS:
   Investments, at market value:
    (see accompanying schedules)
     Common stocks                          $58,512,565
     Short term securities                    6,660,164
                                            -----------
       Total investments                     65,172,729
   Cash                                          12,211
   Dividends receivable                          49,099
                                            -----------
       Total assets                          65,234,039
                                            -----------
 LIABILITIES:
   Payable to Conning Asset Management
    Company                                      15,804
   Payable to General American Life
    Insurance Company                             5,472
   Payable to broker                            501,014
                                            -----------
       Total liabilities                        522,290
                                            -----------
         Total net assets                   $64,711,749
                                            ===========

 TOTAL SHARES OF CAPITAL STOCK OUTSTANDING    1,762,817
 Net asset value per share (Total net
  assets divided by total shares of
  capital stock outstanding)                $     36.71

 TOTAL AMORTIZED COST OF INVESTMENTS        $48,940,891

-------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the year ended December 31, 1999

 INVESTMENT INCOME:
   Dividends                                $  826,380
   Interest                                    116,353
                                            ----------
     Total investment income                   942,733
                                            ----------
 EXPENSES:
   Investment management charge                177,638
   Administrative charge                        61,055
                                            ----------
     Total expenses                            238,693
                                            ----------
       Net investment income                   704,040
                                            ----------
 NET REALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments          2,449,375
                                            ----------
 NET UNREALIZED LOSS ON INVESTMENTS:
   Net unrealized loss on investments         (859,001)
                                            ----------
 NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                $2,294,414
                                            ==========

-------------------------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
                                                               YEAR ENDED             YEAR ENDED
                                                               DECEMBER 31            DECEMBER 31
                                                               -----------            -----------
                                                                  1999                   1998
                                                               -----------            -----------
 Operations:
     Net investment income                                     $   704,040            $   858,157
     Net realized gain on investments                            2,449,375              5,970,966
     Net unrealized gain (loss) on investments                    (859,001)             1,087,077
                                                               -----------            -----------
         Net increase in net assets from operations              2,294,414              7,916,200
     Capital share transactions                                    613,618             (5,250,585)
                                                               -----------            -----------
         Net increase in net assets                              2,908,032              2,665,615
     Net assets, beginning of year                              61,803,717             59,138,102
                                                               -----------            -----------
 Net assets, end of period                                     $64,711,749            $61,803,717
                                                               ===========            ===========

 See accompanying notes to the financial statements.

            GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND

-----------------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                                                 YEAR ENDED DECEMBER 31
                                                            -----------------------------------------------------------------
                                                              1999          1998          1997          1996           1995
                                                            --------       -------       -------       -------       --------
 Net asset value, beginning of year <F1>                    $  35.63       $ 31.20       $ 25.31       $ 20.93       $  15.69
                                                            --------       -------       -------       -------       --------
 Income from operations:
 Net investment income                                          0.42          0.48          0.63          0.68           0.58
 Net realized and unrealized gain on investments                0.66          3.95          5.26          3.70           4.66
                                                            --------       -------       -------       -------       --------
 Net increase in asset value per share                          1.08          4.43          5.89          4.38           5.24
                                                            --------       -------       -------       -------       --------
 Net asset value, end of period                             $  36.71       $ 35.63       $ 31.20       $ 25.31       $  20.93
                                                            ========       =======       =======       =======       ========

 Total return <F2>                                             3.04%        14.19%        23.29%        20.92%         33.37%

 Net assets, end of period (in thousands)                   $ 64,712       $61,804       $59,138       $48,587       $ 40,902
 Ratio of expenses to average net assets <F3><F4>              0.39%         0.39%         0.41%         0.47%          0.48%
 Ratio of net investment income to average net
  assets <F3>                                                  1.14%         1.46%         2.19%         2.97%          3.14%

 Portfolio turnover rate                                      16.00%        67.23%        49.43%        36.44%         44.82%
                                                                                 YEAR ENDED DECEMBER 31
                                                            -----------------------------------------------------------------
                                                              1994          1993          1992          1991           1990
                                                            --------       -------       -------       -------       --------
 Net asset value, beginning of year <F1>                    $  16.27       $ 14.95       $ 14.02       $ 11.10       $  11.45
                                                            --------       -------       -------       -------       --------
 Income from operations:
 Net investment income                                          0.43          0.32          0.35          0.38           0.38
 Net realized and unrealized gain (loss) on
  investments                                                  (1.01)         1.00          0.58          2.54          (0.73)
                                                            --------       -------       -------       -------       --------
 Net increase (decrease) in asset value per share              (0.58)         1.32          0.93          2.92          (0.35)
                                                            --------       -------       -------       -------       --------
 Net asset value, end of year                               $  15.69       $ 16.27       $ 14.95       $ 14.02       $  11.10
                                                            ========       =======       =======       =======       ========

 Total return <F2>                                            -3.58%         8.87%         6.66%        26.23%         -2.99%

 Net assets, end of year (in thousands)                     $ 31,487       $32,885       $29,401       $22,006       $ 14,769
 Ratio of expenses to average net assets <F3>                  0.49%         0.50%         0.51%         0.53%          0.57%
 Ratio of net investment income to average net
  assets <F3>                                                  2.65%         2.07%         2.55%         2.99%          3.47%
 Portfolio turnover rate                                     103.93%        25.89%         9.34%        12.15%         28.38%

 Notes:
 <F1> Components are computed and accumulated on a daily basis.
 <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
 <F3> Computed on an annualized basis.
 <F4> On March 1, 1997, Conning Asset Management Company took over the asset management of the Managed Equity Fund. The management fee was reduced from .50 percent to .40 percent on the first $10 million of assets, from .35 percent to .30 percent on the balance over $10 million and less than $30 million and from .30 percent to .25 percent on the balance in excess of $30 million.

 See accompanying notes to the financial statements.

             GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
 ---------------------------------------------------------
                                                MARKET
 COMMON STOCK                       SHARES       VALUE
 ---------------------------------------------------------
 Aerospace & Military Technology (4.74%)
   Boeing Co.                       27,200   $   1,130,486
   United Technologies Corp.        29,800       1,937,000
                                              ------------
                                                 3,067,486
                                              ------------
 Air Transport (1.82%)
   AMR Corp.<F*>                    17,600       1,179,200
                                              ------------
 Business Machines (6.44%)
   IBM Corp.                        28,800       3,110,400
   Quantum Corp. - Dlt &
     Storage<F*>                    70,000       1,058,750
                                              ------------
                                                 4,169,150
                                              ------------
 Business Services (5.21%)
   Cisco Systems Inc.<F*>           31,500       3,374,438
                                              ------------
 Chemicals (3.64%)
   Honeywell International Inc.     40,875       2,357,956
                                              ------------
 Commercial Banking (8.70%)
   Bank Of America Corp.            19,010         954,055
   Chase Manhattan Corp. (new)      29,200       2,268,460
   Citigroup Inc.                   43,350       2,408,613
                                              ------------
                                                 5,631,128
                                              ------------
 Construction (2.31%)
   Vulcan Materials Co.             37,500       1,497,638
                                              ------------
 Domestic Oil (4.26%)
   Apache                           24,000         886,488
   Arco                             21,600       1,868,400
                                              ------------
                                                 2,754,888
                                              ------------
 Drugs & Medicines (4.39%)
   Baxter International             16,200       1,017,555
   Merck & Co. Inc.                 19,200       1,287,590
   Total Renal Care Holdings<F*>    79,750         533,288
                                              ------------
                                                 2,838,433
                                              ------------
 Energy & Utilities (1.90%)
   FPL Group Inc.                   28,700       1,228,704
                                              ------------
 Energy Raw Materials (1.42%)
   Baker Hughes Inc.                43,500         916,197
                                              ------------
 Finance (Non-Banking) (3.79%)
   Associates First Capital Corp.   39,600       1,086,505
   Providian Financial Corp.        15,000       1,365,930
                                              ------------
                                                 2,452,435
                                              ------------
 Food & Agriculture (1.62%)
   Conagra Inc                      46,400       1,046,877
                                              ------------
 ---------------------------------------------------------
                                                MARKET
 COMMON STOCK                       SHARES       VALUE
 ---------------------------------------------------------
 Government & State Agency (1.85%)
   Federal Home Loan Mortgage
     Corp.                          25,500    $  1,200,081
                                              ------------
 Industrial Miscellaneous (3.31%)
   Diamond Offshore Drilling Inc.   35,000       1,069,670
   Lowes Companies Inc.             18,000       1,075,500
                                              ------------
                                                 2,145,170
                                              ------------
 Insurance (2.25%)
   Axa Financial Inc.               43,000       1,456,625
                                              ------------
 International Oil (2.71%)
   Exxon Mobile Corporation         21,782       1,754,801
                                              ------------
 Media (2.08%)
   McGraw-Hill Inc.                 21,800       1,343,425
                                              ------------
 Miscellaneous Finance (2.80%)
   American General Corp.           23,900       1,813,413
                                              ------------
 Non-Durables & Entertainment (3.74%)
   Costco Wholesale
     Corporation<F*>                26,500       2,418,125
                                              ------------
 Producer Goods (3.45%)
   Illinois Tool Works Inc.         25,500       1,722,831
   Ingersoll-Rand Co.                9,300         512,077
                                              ------------
                                                 2,234,908
                                              ------------
 Retail (3.32%)
   K Mart Corp.<F*>                 95,800         963,940
   TJX Cos Inc.                     58,000       1,185,346
                                              ------------
                                                 2,149,286
                                              ------------
 Telephone (10.14%)
   A T & T Corp.                    24,450       1,240,838
   MCI Worldcom Inc.<F*>            48,000       2,546,976
   Sprint Corp.                     41,200       2,773,254
                                              ------------
                                                 6,561,068
                                              ------------
 Tobacco (2.03%)
   Philip Morris Companies Inc.     56,600       1,312,384
                                              ------------
 Travel & Recreation (2.50%)
   Walt Disney Productions          55,000       1,608,749
                                              ------------
 TOTAL COMMON STOCK (90.42%)
   (COST $42,280,727)                           58,512,565
                                              ------------

                        (continued)

                                      29

             GENERAL AMERICAN CAPITAL COMPANY MANAGED EQUITY FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 --------------------------------------------------------
                                  PAR          MARKET
 SHORT TERM SECURITIES           VALUE          VALUE
 --------------------------------------------------------
 Commercial Paper (10.29%)
   Merrill Lynch & Co.,
     5.57%, due 1/24/00        $  400,000    $    398,582
   Eagle Funding Capital
     Corp.,
     6.34%, due 1/14/00         2,450,000       2,444,426
   Moat Funding,
     6.39%, due 1/10/00         1,825,000       1,822,103
   Centennial Energy
     Holdings, 6.89%,
     due 1/14/00                2,000,000       1,995,053
                                             ------------
                                                6,660,164
                                             ------------
 TOTAL SHORT TERM SECURITIES (10.29%)
   (AMORTIZED COST $6,660,164)                  6,660,164
                                             ------------

 TOTAL INVESTMENTS (100.71%)
   (AMORTIZED COST $48,940,891)                65,172,729
   Other net liabilities (-0.71%)                (460,980)
                                             ------------
 TOTAL NET ASSETS (100.00%)                  $ 64,711,749
                                             ============

 <F*> Non-income producing securities.
 See accompanying notes to financial statements.

            GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

-------------------------------------------------------------------------------
 MANAGEMENT DISCUSSION

 The Asset Allocation Fund gained 23.37% in 1999 compared to 12.07% for the Lipper Flexible Portfolio Average over the same period. The Fund outperformed the all-equity S&P 500 index as well, which rose 21.0% for the year. Despite having an approximate 15% allocation to fixed income securities that generally declined in value over the course of the year, the Fund posted solid performance due in large part to strong returns in the equity segment of the portfolio.

 Large capitalization growth stocks consistently and dramatically beat the broader market in 1999 much like in 1998. The Fund's large cap growth exposure fared well with particular strength in technology, communications services and capital goods. The market was very much technology driven, with eight of the top ten performing industry groups being technology or technology-related. Excluding technology issues, the S&P 500 actually declined for the year. The Asset Allocation Fund's technology exposure at the end of 1999 was approximately 34% compared with 22% for the S&P 500. Technology standouts such as Oracle, EMC and Texas Instruments continue to be held in the portfolio.

 The fixed income portion of the portfolio, a blend of high quality corporate and treasury securities, comprised approximately 15% of the total Fund's assets as of the end of 1999. While maintaining an average duration of under four years, rising yields across the entire yield curve over the course of the year put pressure on returns for this segment of the portfolio.

 At year end, the fund maintained an asset mix of 80% stocks, 15% bonds, and 5% cash.

-------------------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT


                                    [GRAPH]


-------------------------------------------------------------------------------
 ANNUAL RETURNS

PERIODS ENDED DECEMBER 31, 1999               PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS  LIFE OF FUND
Annual Returns                                  23.37%        20.81%        13.49%         13.32%

 The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

              Past performance is no assurance of future results.

            GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

-------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
 December 31, 1999

 ASSETS:
   Investments, at market value:
    (see accompanying schedules)
     Bonds                                 $ 23,014,508
     Common stocks                          121,506,731
     Preferred stocks                         1,015,000
     Short term securities                    6,665,640
                                           ------------
       Total investments                    152,201,879
   Cash                                          69,299
   Dividends and interest receivable            477,453
                                           ------------
       Total assets                         152,748,631
                                           ------------
 LIABILITIES:
   Payable to Conning Asset Management
    Company                                      62,453
   Payable to General American Life
    Insurance Company                            12,490
   Payable to broker                            613,125
       Total liabilities                        688,068
                                           ------------
         Total net assets                  $152,060,563
                                           ============
 TOTAL SHARES OF CAPITAL STOCK
  OUTSTANDING                                 3,282,540
 Net asset value per share (Total net
  assets divided by total shares of
  capital stock outstanding)               $      46.32
 TOTAL AMORTIZED COST OF INVESTMENTS       $ 90,960,879

-------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the year ended December 31, 1999

 INVESTMENT INCOME:
   Dividends                                $   919,280
   Interest                                   1,978,197
                                            -----------
     Total investment income                  2,897,477
                                            -----------
 EXPENSES:
   Investment management charge                 671,598
   Administrative charge                        134,320
                                            -----------
     Total expenses                             805,918
                                            -----------
       Net investment income                  2,091,559
                                            -----------
 NET REALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments              43,126
                                            -----------
 NET UNREALIZED GAIN ON INVESTMENTS:
   Net unrealized gain on investments        26,655,271
                                            -----------
 NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                $28,789,956
                                            ===========

---------------------------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
                                                                YEAR ENDED              YEAR ENDED
                                                               DECEMBER 31             DECEMBER 31
                                                               ------------            ------------
                                                                   1999                    1998
                                                               ------------            ------------
 Operations:
     Net investment income                                     $  2,091,559            $  2,744,919
     Net realized gain on investments                                43,126               7,623,117
     Net unrealized gain on investments                          26,655,271               8,241,285
                                                               ------------            ------------
         Net increase in net assets from operations              28,789,956              18,609,321
     Capital share transactions                                  (1,238,902)             (5,369,170)
                                                               ------------            ------------
         Net increase in net assets                              27,551,054              13,240,151
     Net assets, beginning of year                              124,509,509             111,269,358
                                                               ------------            ------------
 Net assets, end of period                                     $152,060,563            $124,509,509
                                                               ============            ============

 See accompanying notes to the financial statements.

        GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

----------------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                                                YEAR ENDED DECEMBER 31
                                                          ------------------------------------------------------------------
                                                            1999           1998           1997          1996          1995
                                                          --------       --------       --------       -------       -------
 Net asset value, beginning of year <F1>                  $  37.55       $  31.86       $  26.83       $ 23.20       $ 18.00
                                                          --------       --------       --------       -------       -------
 Income from operations:
 Net investment income                                        0.63           0.81           0.96          0.93          0.82
 Net realized and unrealized gain (loss) on
   investments                                                8.14           4.88           4.07          2.70          4.38
                                                          --------       --------       --------       -------       -------
 Net increase in asset value per share                        8.77           5.69           5.03          3.63          5.20
                                                          --------       --------       --------       -------       -------
 Net asset value, end of period                           $  46.32       $  37.55       $  31.86       $ 26.83       $ 23.20
                                                          ========       ========       ========       =======       =======

 Total return <F2>                                          23.37%         17.86%         18.73%        15.66%        28.88%

 Net assets, end of period (in thousands)                 $152,061       $124,510       $111,269       $86,191       $73,387
 Ratio of expenses to average net assets <F3>                0.60%          0.60%          0.60%         0.60%         0.60%
 Ratio of net investment income to average net
   assets <F3>                                               1.56%          2.42%          3.24%         3.77%         3.92%

 Portfolio turnover rate                                    12.21%         34.03%         36.34%        32.78%        33.74%
                                                                                YEAR ENDED DECEMBER 31
                                                          ------------------------------------------------------------------
                                                            1994           1993           1992          1991          1990
                                                          --------       --------       --------       -------       -------
 Net asset value, beginning of year <F1>                  $  18.74       $  17.11       $  16.04       $ 13.39       $ 13.07
                                                          --------       --------       --------       -------       -------
 Income from operations:
 Net investment income                                        0.68           0.60           0.62          0.65          0.69
 Net realized and unrealized gain (loss) on
   investments                                               (1.42)          1.03           0.45          2.00         (0.37)
                                                          --------       --------       --------       -------       -------
 Net increase (decrease) in asset value per share            (0.74)          1.63           1.07          2.65          0.32
                                                          --------       --------       --------       -------       -------
 Net asset value, end of year                             $  18.00       $  18.74       $  17.11       $ 16.04       $ 13.39
                                                          ========       ========       ========       =======       =======

 Total return <F2>                                          (3.95%)         9.55%          6.66%        19.81%         2.47%

 Net assets, end of year (in thousands)                   $ 59,975       $ 65,070       $ 53.369       $21,149       $12,545
 Ratio of expenses to average net assets <F3>                0.60%          0.60%          0.60%         0.60%         0.60%
 Ratio of net investment income to average net
   assets <F3>                                               3.70%          3.33%          3.80%         4.37%         5.41%
 Portfolio turnover rate                                    75.24%         27.59%         12.14%         5.14%        15.46%

 Notes:
 <F1> Components are computed and accumulated on a daily basis.
 <F2> The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
 <F3> Computed on an annualized basis.

 See accompanying notes to the financial statements.

            GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
 -------------------------------------------------------
                                  PAR          MARKET
 BONDS                           VALUE         VALUE
 -------------------------------------------------------
 Government Securities (5.06%)
   Quebec Providence, 8.10%,
     due 04/23/2002            $1,000,000   $  1,024,160
   US Treasury Bonds, 7.250%,
     due 05/15/2016             1,500,000      1,567,965
   US Treasury Notes, 6.375%,
     due 08/15/2002             1,000,000      1,002,190
   US Treasury Notes, 5.750%,
     due 08/15/2003             1,000,000        979,530
   US Treasury Notes, 6.250%,
     due 01/31/2002             1,300,000      1,299,597
   US Treasury Notes, 7.000%,
     due 07/15/2000             1,000,000      1,024,220
   US Treasury Notes, 6.500%,
     due 10/15/2006               800,000        797,872
                                            ------------
 TOTAL GOVERNMENT SECURITIES (5.06%)
   (AMORTIZED COST $7,873,234)                 7,695,534
                                            ------------
 CORPORATE BONDS
 Air Transport (0.68%)
   Delta Airlines, 9.200%,
     due 09/23/2014             1,000,000      1,036,400
                                            ------------
 Commercial Banking (0.16%)
   Boatmen's Bancshares,
     6.750%, due 03/15/2003       250,000        243,855
                                            ------------
 Chemicals (0.17%)
   E I Dupont De Nemours &
     Co., 8.250%,
     due 09/15/2006               250,000        262,745
                                            ------------
 Construction (0.33%)
   Hanson Overseas BV,
     7.375%, due 01/15/2003       500,000        501,495
                                            ------------
 Finance (Non-Banking) (1.30%)
   Associates Corp., 6.875%,
     due 02/01/2003               500,000        497,340
   Bear Stearns Co., 6.750%,
     due 04/15/2003             1,000,000        979,640
   Merrill Lynch & Co. Inc.,
     7.375%, due 08/17/2002       500,000        503,715
                                            ------------
                                               1,980,695
                                            ------------
 Food & Agriculture (1.49%)
   Coca-Cola Company, 6.625%,
     due 10/01/2002               500,000        496,195
   Pepsi Bottling, 5.625%,
     due 02/17/2009             2,000,000      1,762,340
                                            ------------
                                               2,258,535
                                            ------------
 -------------------------------------------------------
                                  PAR          MARKET
 BONDS                           VALUE         VALUE
 -------------------------------------------------------
 Liquor (0.33%)
   Anheuser-Busch Companies
     Inc., 6.900%,
     due 10/01/2002            $  500,000   $    497,035
                                            ------------
 Media (0.33%)
   Seagram Company LTD,
     8.35%, due 11/15/2006        500,000        507,945
                                            ------------
 Motor Vehicles (0.65%)
   Enterprise Rent A Car,
     7.500%, due 06/15/2003     1,000,000        995,530
                                            ------------
 Non-Durables & Entertainment (0.63%)
   Waste Management Inc.,
     6.000%, due 05/15/2001     1,000,000        957,340
                                            ------------

 Paper and Forest Products (0.61%)
   Celulosa Arauco &
     Constitucion, 7.000%,
     due 12/15/2007             1,000,000        922,910
                                            ------------
 Railroads & Shipping (.32%)
   Canadian National Railway,
     6.625%, due 05/15/2003       500,000        486,875
                                            ------------
 Telephone (0.95%)
   GTE Southwest, 6.540%,
     due 12/01/2005               500,000        482,700
   MCI Worldcom Inc., 6.400%,
     due 08/15/2005             1,000,000        957,830
                                            ------------
                                               1,440,530
                                            ------------
 Utilities, Electrical & Gas (1.33%)
   Consolidated Edison,
     7.375%, due 09/15/2000       500,000        502,535
   Niagara Mohawk Power,
     9.750%, due 11/01/2005       500,000        549,945
   Northern States Power,
     6.125%, due 12/01/2005       500,000        468,875
   Texas Utilities Co.,
     7.375%, due 08/01/2001       500,000        502,715
                                            ------------
                                               2,024,070
                                            ------------

 TOTAL CORPORATE BONDS (9.28%)
   (AMORTIZED COST $14,420,273)               14,115,960
                                            ------------
 MORTGAGE BACKED SECURITIES AND CMO'S
 Government & State Agency (0.14%)
   FNMA 1992-128G, 6.000%,
     due 02/25/2022               215,688        212,384
                                            ------------
                   (continued)

                                      34

            GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 -------------------------------------------------------
                                  PAR          MARKET
 BONDS                           VALUE         VALUE
 -------------------------------------------------------
 Media (0.65%)
   Disney Spin III, 14%,
     due 03/01/2000            $1,000,000   $    990,630
                                            ------------

 TOTAL MORTGAGE BACKED SECURITIES AND
   CMO'S (0.79%) (AMORTIZED COST
   $1,231,041)                                 1,203,014
                                            ------------
 TOTAL BONDS (15.13%)
   (AMORTIZED COST 23,524,548)                23,014,508
                                            ------------
 -------------------------------------------------------
                                               MARKET
 COMMON STOCK                    SHARES        VALUE
 -------------------------------------------------------
 Aerospace & Military Technology (1.78%)
   United Technologies Corp.       41,600      2,704,000
                                            ------------
 Air Transport (0.57%)
   AMR Corp.                       13,000        871,000
                                            ------------
 Business Machines (10.59%)
   Compaq Computer Corp.           32,000        865,984
   EMC Corp./Mass                  40,000      4,370,000
   IBM Corp.                       24,000      2,592,000
   Oracle Corp.                    73,800      8,270,176
                                            ------------
                                              16,098,160
                                            ------------
 Business Services (8.34%)
   CSG Systems International      100,600      4,011,425
   Cisco Systems Inc.              81,000      8,677,125
                                            ------------
                                              12,688,550
                                            ------------
 Chemicals (2.12%)
   Ecolab, Inc.                    40,000      1,565,000
   Monsanto                        46,500      1,656,563
                                            ------------
                                               3,221,563
                                            ------------
 Commercial Banking (5.30%)
   Bank Of America Corp.           40,874      2,051,343
   Chase Manhattan Corp.
     (new)                         40,800      3,169,630
   Citigroup Inc.                  51,000      2,833,662
                                            ------------
                                               8,054,635
                                            ------------
 Drugs & Medicines (7.66%)
   Baxter International            25,000      1,570,300
   Immunex Corp.                   40,000      4,380,000
   Eli Lilly & Co.                 22,000      1,463,000
   Merck & Co. Inc.                28,800      1,931,386
   Pfizer Inc.                     71,100      2,306,271
                                            ------------
                                              11,650,957
                                            ------------
 -------------------------------------------------------
                                               MARKET
 COMMON STOCK                    SHARES        VALUE
 -------------------------------------------------------
 Electronics (7.75%)
   Intel Corp.                     32,800   $  2,699,834
   Philips Electronics             15,640      2,111,400
   Texas Instruments Inc.          72,000      6,975,000
                                            ------------
                                              11,786,234
                                            ------------
 Energy Raw Materials (1.43%)
   Halliburton Co.                 54,000      2,173,500
                                            ------------
 Finance (Non-Banking) (1.32%)
   Providian Financial Corp.       22,000      2,003,364
                                            ------------
 Food & Agriculture (2.15%)
   Coca-Cola Company               27,000      1,572,750
   Pepsico Inc.                    48,000      1,692,000
                                            ------------
                                               3,264,750
                                            ------------

 Government & State Agency (1.08%)
   Federal Home Loan Mortgage
     Corp.                         35,000      1,647,170
                                            ------------
 Industrial Miscellaneous (3.74%)
   Circuit City Stores Inc.        72,000      3,244,464
   Diamond Offshore Drilling
     Inc.                          80,000      2,444,960
                                            ------------
                                               5,689,424
                                            ------------
 Insurance (2.36%)
   American International
     Group Inc.                    33,125      3,581,641
                                            ------------
 Miscellaneous Finance (1.56%)
   American General Corp.          31,300      2,374,888
                                            ------------
 Non-Durables & Entertainment (1.80%)
   Costco Wholesale
     Corporation                   30,000      2,737,500
                                            ------------
 Producer Goods (2.85%)
   General Electric Corp.          28,000      4,333,000
                                            ------------
 Retail (5.00%)
   Family Dollar Stores            80,000      1,304,960
   K Mart Corp.                   114,900      1,156,124
   Kroger Co.                      90,000      1,698,750
   TJX Cos. Inc.                  138,400      2,828,481
   Tandy Corp.                     12,500        614,838
                                            ------------
                                               7,603,153
                                            ------------
 Soaps & Cosmetics (1.24%)
   Bristol-Myers Squibb Co.        29,400      1,887,098
                                            ------------
 Telephone (10.12%)
   Bell Atlantic Corp.             22,354      1,376,157
   Lucent Technologies             36,460      2,727,646
   MCI Worldcom Inc.               70,500      3,740,870

                   (continued)

                                      35

            GENERAL AMERICAN CAPITAL COMPANY ASSET ALLOCATION FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 -------------------------------------------------------
                                                MARKET
 COMMON STOCK                      SHARES       VALUE
 -------------------------------------------------------
 Telephone (continued)
   Nextlink Communications
     Inc.-A                        46,000   $  3,820,851
   Sprint Corp.                    55,200      3,715,620
                                            ------------
                                              15,381,144
                                            ------------
 Travel & Recreation (1.15%)
   Walt Disney Productions         60,000      1,755,000
                                            ------------
 TOTAL COMMON STOCK (79.91%)
   (COST $59,700,691)                        121,506,731
                                            ------------
 -------------------------------------------------------
                                               MARKET
 PREFERRED STOCK                  SHARES       VALUE
 -------------------------------------------------------
 International Oil (0.67%)
   Lasmo PLC Series A              40,000      1,015,000
                                            ------------
 TOTAL PREFERRED STOCK (0.67%)
   (AMORTIZED COST $1,070,000)                 1,015,000
                                            ------------
 ----------------------------------------------------------------------------------------
                                                                  PAR           MARKET
 SHORT TERM SECURITIES                                           VALUE          VALUE
 ----------------------------------------------------------------------------------------
 Commercial Paper (4.38%)
   Dealers Capital Access Trust, 5.51%,
     due 01/06/2000                                            $  980,000    $    979,252
   Moat Funding, 6.46%,
     due 01/14/2000                                             2,000,000       1,995,363
   Centennial Energy Holdings, 6.98%, due 01/12/2000            2,700,000       2,694,266
   Zions Bancorporation, 6.21%, due 01/20/2000                  1,000,000         996,759
                                                                             ------------
                                                                                6,665,640
                                                                             ------------
 TOTAL SHORT TERM SECURITIES (4.38%)
   (AMORTIZED COST $6,665,640)                                                  6,665,640
                                                                             ------------

 TOTAL INVESTMENTS (100.09%)
   (AMORTIZED COST $90,960,879)                                               152,201,879
   Other net liabilities (-0.09%)                                                -141,316
                                                                             ------------
 TOTAL NET ASSETS (100.00%)                                                  $152,060,563
                                                                             ============

 <F*> Non-income producing securities.
 See accompanying notes to financial statements.

                                      36

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND

-------------------------------------------------------------------------------
 MANAGEMENT DISCUSSION

 The International Index Fund returned 29.08% in 1999 as the global recovery spurred generally strong stock performance across the board. The average country index was up 35%, with Asia and Scandinavia leading the way. In general, most of the more developed markets lagged the lesser developed economies. Recent economic reports have led to upward revisions in global growth expectations. Policy measures in Japan brought about stabilization, and Japanese growth is set to continue to beat consensus forecasts. Fiscal stimulus has jump-started domestic demand and business confidence is rising. In Europe, economic growth was improving last year and should continue in 2000. Healthy labor markets, strong consumer confidence, construction spending, as well as pent-up demand will push consumption to higher levels. UK growth should be strong. Germany, Italy, Spain and France should also show continued improvement.

 The pickup in global economic activity in 1999 caused a shift in central bank policy. Banks will be preemptive this year with more tightening to be expected. Slight upward pressures on inflation will lead to higher long-term yields on global fixed income instruments. The increase in rates, however, should not be enough to put a major damper on global growth. As the US economy slows from its very high levels of growth, stronger growth elsewhere with likely compensate.

-------------------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT


                                    [GRAPH]



 [FN]
 <F*> On January 1, 1999 Conning Asset Management Company assumed portfolio management duties from the former sub-advisor of the fund, Provident Capital Management, Inc. On January 1, 1999 the fund also changed its investment objective to be one which parallels the price and yield performance of the publicly-traded common stocks in the Morgan Stanley Capital International Europe, Australia, and Far East Index ("EAFE" Index").

-------------------------------------------------------------------------------
 ANNUAL RETURNS

PERIODS ENDED DECEMBER 31, 1999                             PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
Annual Returns                                                29.08%        12.97%        14.69%

 The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

              Past performance is no assurance of future results.

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND

-------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
 December 31, 1999

 ASSETS:
   Investments, at market value:
    (see accompanying schedules)
     Common stocks                          $13,858,829
     Rights and warrants                          1,818
     Short term securities                      199,440
                                            -----------
       Total investments                     14,060,087
   Cash                                          19,276
   Broker Receivable                              3,832
   Dividends receivable                          36,324
                                            -----------
       Total assets                          14,119,519
                                            -----------

 LIABILITIES:
   Payable to Conning Asset Management
    Company                                       5,438
   Payable to General American Life
    Insurance Company                             3,441
                                            -----------
       Total liabilities                          8,879
                                            -----------
         Total net assets                   $14,110,640
                                            ===========

 TOTAL SHARES OF CAPITAL STOCK OUTSTANDING      550,056

 Net asset value per share (Total net
  assets divided by total shares of
  capital stock outstanding)                $     25.65

 TOTAL AMORTIZED COST OF INVESTMENTS        $ 9,030,180

-------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the year ended December 31, 1999

 INVESTMENT INCOME:
   Dividends                                $  220,364
   Interest                                      9,112
                                            ----------
     Total investment income                   229,476
                                            ----------
 EXPENSES:
   Investment management charge                 56,947
   Administrative charge                        35,211
                                            ----------
     Total expenses                             92,158
                                            ----------
       Net investment income                   137,318
                                            ----------
 NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY:
   Net realized loss on investments               (897)
   Net realized gain on foreign currency
    conversions                                    379
   Net realized loss on Euro conversion           (701)
                                            ----------
 NET REALIZED LOSS FROM INVESTMENTS AND
  FOREIGN CURRENCY                              (1,219)
                                            ----------
 NET UNREALIZED GAIN ON INVESTMENTS AND
  FOREIGN CURRENCY:
   Net unrealized gain on investments        2,388,467
   Net unrealized gain on foreign currency
    conversions                                647,631
                                            ----------
 NET UNREALIZED GAIN FROM INVESTMENTS AND
  FOREIGN CURRENCY                           3,036,098
                                            ----------
 NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                $3,172,197
                                            ==========

-------------------------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
                                                               YEAR ENDED             YEAR ENDED
                                                               DECEMBER 31            DECEMBER 31
                                                               -----------            -----------
                                                                  1999                   1998
                                                               -----------            -----------
 Operations:
     Net investment income                                     $   137,318            $   124,709
     Net realized gain (loss) on investments and foreign
       currency conversions                                         (1,219)                22,428
     Net unrealized gain on investments and foreign currency     3,036,098              1,539,675
                                                               -----------            -----------
         Net increase in net assets from operations              3,172,197              1,686,812
     Capital share transactions                                    243,784                581,032
                                                               -----------            -----------
         Net increase in net assets                              3,415,981              2,267,844
     Net assets, beginning of period                            10,694,659              8,426,815
                                                               -----------            -----------
 Net assets, end of period                                     $14,110,640            $10,694,659
                                                               ===========            ===========

 See accompanying notes to the financial statements.

                                 GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND<F*>

--------------------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                                                 YEAR ENDED DECEMBER 31
                                                        ------------------------------------------------------------------------
                                                         1999            1998            1997            1996             1995
                                                        -------         -------         -------         -------         --------
 Net asset value, beginning of year <F1>                $ 19.87         $ 16.60         $ 16.23         $ 15.11         $  13.94
                                                        -------         -------         -------         -------         --------
 Income from operations:
 Net investment income                                     0.26            0.24            0.26            0.24             0.25
 Net realized and unrealized gain on
   investments <F4>                                        5.52            3.03            0.11            0.88             0.92
                                                        -------         -------         -------         -------         --------
 Net increase in asset value per share                     5.78            3.27            0.37            1.12             1.17
                                                        -------         -------         -------         -------         --------
 Net asset value, end of period                         $ 25.65         $ 19.87         $ 16.60         $ 16.23         $  15.11
                                                        =======         =======         =======         =======         ========

 Total return <F2>                                       29.08%          19.76%           2.27%           7.40%            8.35%

 Net assets, end of period (in thousands)               $14,111         $10,695         $ 8,427         $ 7,015         $  5,460
 Ratio of expenses to average net assets
   <F3><F*>                                               0.79%           0.80%           0.80%           1.00%            1.00%
 Ratio of net investment income to average net
   assets <F3>                                            1.17%           1.29%           1.53%           1.57%            1.79%
 Portfolio turnover rate                                 24.75%           4.90%          57.70%          19.53%          113.91%
                                                                    FEBRUARY 16
                                                    YEAR ENDED     (INCEPTION) TO
                                                    DECEMBER 31     DECEMBER 31
                                                    -----------    --------------
                                                       1994             1993
                                                    -----------    --------------
 Net asset value, beginning of year <F1>              $ 13.10         $ 10.00
                                                      -------         -------
 Income from operations:
 Net investment income                                   0.13            0.14
 Net realized and unrealized gain on
   investments <F4>                                       .71            2.96
                                                      -------         -------
 Net increase in asset value per share                    .84            3.10
                                                      -------         -------
 Net asset value, end of year                         $ 13.94         $ 13.10
                                                      =======         =======

 Total return <F2>                                      6.42%          31.03%

 Net assets, end of year (in thousands)               $ 4,242         $ 3,295
 Ratio of expenses to average net
   assets <F3><F*>                                      1.00%           1.00%
 Ratio of net investment income to average
   net assets <F3>                                        98%           1.38%
 Portfolio turnover rate                               46.19%          26.97%

 Notes:
 <F1> Components are computed and accumulated on a daily basis.
 <F2> Total return is not annualized for the eleven months ended December 31,
 1993. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
 <F3> Computed on an annualized basis.
 <F4> Includes net realized and unrealized gain (loss) on foreign currency conversions.

 <F*> Name and investment objective changed from the International Equity Fund on January 1, 1997. In addition Conning Asset Management Company took over the asset management of the International Index Fund. The investment advisor fee changed from .70 percent to .50 percent on the first $10 million of the average daily value of the net assets, from .60 percent to .40 percent on the balance over $10 million and less than $20 million, and from .50 percent to .30 percent on the balance in excess of $20 million. The objective of the International Index Fund is to obtain investment results that parallel the price and yield performance of publicly traded common stocks in the EAFE Index.

 See accompanying notes to the financial statements.

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
 --------------------------------------------------------
                                               MARKET
 COMMON STOCK                      SHARES       VALUE
 --------------------------------------------------------
 Austria (0.16%)
   Bank Austria AG                    400   $      22,452
                                             ------------
 Australia (2.26%)
   Westpac Banking                  6,706          46,103
   Telstra Corporation Limited     13,400          72,598
   Broken Hill Properties           5,591          73,170
   National Australia Bank Ltd.     2,900          44,213
   News Corp. Ltd. AU               6,227          60,261
   Western Mining Ltd.              4,131          22,705
                                             ------------
                                                  319,050
                                             ------------
 Belgium (0.99%)
   Electrabel SA                      200          65,150
   Generale De Banque                   1             401
   Fortis AG<F*>                    2,079          74,641
   Fortis AG - Strip VVPR<F*>       2,079              21
                                             ------------
                                                  140,213
                                             ------------
 Germany (11.13%)
   SAP AG                             200          97,825
   SAP AG-Vorzug                       50          30,345
   Veba AG                            800          38,889
   RWE AG                           1,450          57,407
   Metro AG                           450          24,491
   Bayer AG                         2,100          99,349
   BASF AG                          1,800          93,635
   Deutsche Telekom AG<F*>          3,450         241,538
   Allianz AG                         400         133,708
   Volkswagen AG                      700          39,290
   Banco Bilbao Vizcaya, SA         6,993          99,109
   Daimler-Chrysler AG              1,704         133,048
   Siemens AG                       1,550         197,304
   Deutsche Bank AG                 1,150          96,880
   Viag AG                          1,300          24,145
   Mannesmann AG DM                   500         120,477
   Dresdner Bank AG                   800          43,219
                                             ------------
                                                1,570,659
                                             ------------
 Denmark (0.78%)
   Den Danske Bank                    200          21,820
   Novo-Nordisk                       315          41,580
   Tele Danmark                       638          47,178
                                             ------------
                                                  110,578
                                             ------------
 Spain (4.48%)
   Empresa Nacional Electric        2,920          57,686
   Repsol SA                        1,686          38,901
   Banco Santander Central          4,092          46,100
   Telefonica de Espana             4,320         107,383
   Repsol (ADR)                     2,400          55,800

 --------------------------------------------------------
                                               MARKET
 COMMON STOCK                      SHARES       VALUE
 --------------------------------------------------------
 Spain (continued)
   Telefonica (ADR)                 4,137   $     326,037
                                             ------------
                                                  631,907
                                             ------------
 Finland (2.48%)
   UPM-Kymmene Corp.                1,100          44,101
   Nokia AB-A Shares                1,700         306,705
   Valmet-Rauma OYJ<F*>                32             414
                                             ------------
                                                  351,220
                                             ------------
 France (9.74%)
   L'Air Liquide                      337          56,139
   AXA UAP                            733         101,681
   Groupe Danone                      250          58,635
   Alcatel Alsthom                    450         102,837
   L'Oreal                            100          79,834
   LVMH Moet-Hennessy Louis
     Vuitton                          200          89,145
   Rhone-Poulenc A                  1,100          63,616
   St. Gobain                         250          46,783
   Societe Generale Paris             400          92,613
   Elf Aquitaine                      500          76,676
   Total Fina SA-B                    700          92,964
   France Telecom SA                2,872         377,962
   Carrefour Supermarche              300          55,057
   Total Fina SA-Strip VVPR<F*>       450               2
   Vivendi                            900          80,871
                                             ------------
                                                1,374,815
                                             ------------
 Great Britain (20.34%)
   Abbey National PLC               2,691          42,935
   Barclays PLC                     4,067         116,799
   Smithkline Beecham PLC          10,074         128,259
   British Telecommunications      15,724         383,407
   British Sky Broadcasting PLC     2,769          44,469
   Cable & Wireless                 5,500          92,981
   Reuters Group PLC                5,258          71,985
   Diago PLC                        8,401          67,425
   British Aerospace PLC            3,248          21,459
   Allied Zurich PLC                3,286          38,632
   British American Tobacco PLC     4,559          25,844
   Glaxo Holdings PLC               6,459         182,164
   HSBC Holdings PLC                9,900         137,691
   BG PLC (ADR)                     1,176          36,315
   Marks & Spencer                 10,201          48,457
   Centrica PLC                     7,065          19,982
   Unilever PLC                    10,751          78,922
   Halifax PLC                      3,866          42,772
   Royal Sun Alliance Insurance     3,727          28,320
   Pearson PLC                      3,100         100,119

                       (continued)

                                      40

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 --------------------------------------------------------
                                               MARKET
 COMMON STOCK                      SHARES       VALUE
 --------------------------------------------------------
   Prudential Corporation PLC       6,933   $     136,314
   Rio Tinto PLC-REG                3,869          93,218
   Vodafone Group                  25,510         126,111
   British Petroleum               25,182         252,632
   Invensys PLC                    11,095          60,258
   Lloyds TSB Group                 8,206         102,426
   BG Group PLC                     6,157          39,693
   Marconi PLC                      7,574         133,720
   Tesco                           20,100          60,980
   Zeneca Group PLC                 3,766         155,859
                                             ------------
                                                2,870,148
                                             ------------
 Hong Kong (2.76%)
   Bank of East Asia                7,400          20,562
   CLP Holdings Ltd.                5,500          25,330
   HSBC Holdings                      600           8,413
   CDL Hotels International         1,000             399
   Cheung Kong                      8,000         101,627
   Hang Seng Bank                   3,200          36,534
   Wharf Holdings                   4,000           9,288
   Hong Kong Telecom               12,600          36,389
   Hutchison Whampo                 6,000          87,219
   New World Development            5,000          11,256
   Sun Hung KAI Properties          3,000          31,260
   Swire Pacific "A"                3,500          20,666
                                             ------------
                                                  388,943
                                             ------------
 Ireland (0.28%)
   Allied Irish                     3,528          39,958
                                             ------------
 Italy (3.81%)
   Assicurazioni Generali           4,300         141,365
   Credito Italiano                10,654          52,111
   Ente Nazionale Idrocarburi      14,587          79,829
   Edison SPA                       2,500          20,397
   Telecom Italia Mobile            9,198         102,241
   Telecom Italia SPA               5,555          77,949
   Istituto Bancario San Paolo
     Di Torino                      3,061          41,388
   Fiat SPA ITL1000                   770          21,880
   Beni Stabili SPA<F*>             3,061           1,074
                                             ------------
                                                  538,234
                                             ------------
 Japan (24.49%)
   Matsushita Electric (ADR)          200          55,800
   Asahi Glass Co. Ltd.             4,000          30,912
   Bank of Tokyo-Mitsubishi         9,000         125,211
   Canon                            1,000          39,666
   Daiwa Securities                 5,000          78,111
   East Japan Railway                  14          75,365
   Fuji Bank                        5,000          48,508

 --------------------------------------------------------
                                               MARKET
 COMMON STOCK                      SHARES       VALUE
 --------------------------------------------------------
 Japan (continued)
   Fuji Photo                       2,000   $      72,884
   Fujitsu 6702                     3,000         136,583
   Hitachi Ltd. JPY5               12,000         192,272
   Honda Motors                     1,000          37,126
   Industrial Bank Japan            8,000          76,987
   Ito Yokado 8264                  1,000         108,446
   Japan Air Lines                  9,000          26,643
   Kansai Electric Power            3,400          59,161
   Kinki Nippon Railway             3,000          12,017
   Komatsu Ltd.                    12,000          55,102
   Asahi Bank                       8,000          49,240
   Marutomi Group<F*>                  75             147
   Matsushita Electronics           7,000         193,542
   Maruko Co. Ltd.                     50             503
   Mitsubishi Estate Co.            5,000          48,703
   Mitsubishi Corp.                 6,000          46,251
   Mitsubishi Trust                 4,000          35,172
   Mitsubishi Chemical Corp.        4,157          14,621
   Mitsubishi Electric              7,000          45,137
   Mitsubishi Heavy Industries     15,000          49,973
   Mitsui Company                   6,000          41,913
   Sakura Bank                     12,000          69,406
   Denso Corporation                1,000          23,839
   NEC Corp.                        4,000          95,159
   Nippon Telegraph & Telephone       19          324,850
   Nippon Steel Corp.              24,000          56,040
   Nissan 7201<F*>                  9,000          35,348
   Nomura Securities                6,000         108,153
   Nissen<F*>                          50             158
   Sankyo Co., Ltd.                 2,000          41,034
   Sanyo Electric Co. Ltd.         25,000         101,363
   Sharp Corp.                      4,000         102,193
   Sony Corp.                         500         148,014
   Sumitomo Bank Ltd.               2,000          27,336
   Tokio Marine & Fire              6,000          70,050
   Tohoku Electric Power            1,100          16,335
   Tokai Bank                       3,000          18,875
   Tokyo Electric Power             4,600         123,140
   Toyota Motor Corp.               7,000         338,528
                                             ------------
                                                3,455,817
                                             ------------
 Malaysia (0.71%)
   Malayan Banking Berhad           4,000          14,211
   Sime Darby Berhad                6,000           7,611
   Telekom Malaysia                13,500          52,224
   Tenaga Nasional Berhad           9,000          23,211
   United Engineers
     (Malaysia)<F*>                 2,000           3,184
                                             ------------
                                                  100,441
                                             ------------

                       (continued)

                                      41

           GENERAL AMERICAN CAPITAL COMPANY INTERNATIONAL INDEX FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 --------------------------------------------------------
                                               MARKET
 COMMON STOCK                      SHARES       VALUE
 --------------------------------------------------------
 Netherlands (4.48%)
   Elsevier                         1,359   $      16,155
   ING Groep N.V.                   1,234          74,136
   Royal Dutch Petroleum            3,028         184,679
   ABN AMRO Holdings                1,756          43,649
   Koninklijke Ahold NV               600          17,675
   Akzo                               828          41,329
   TNT Post Group                     600          17,109
   Koninklijke PTT Nederland          600          58,274
   Unilever NV                      1,192          65,520
   Philips Electronics                705          95,394
   Wolters Kluwer-CVA                 544          18,321
                                             ------------
                                                  632,241
                                             ------------
 Norway (0.29%)
   Den Norske Bank ASA              2,900          11,871
   Norsk Hydro                        700          29,264
                                             ------------
                                                   41,135
                                             ------------
 New Zealand (0.18%)
   Telecom Corp. of New Zealand     5,300          24,876
                                             ------------
 Portugal (0.32%)
   Electricidade de Portugal, SA    1,000          17,370
   Portugal Telecom SA              2,500          27,288
                                             ------------
                                                   44,658
                                             ------------
 Sweden (2.07%)
   Ericsson LM B                    3,600         230,505
   Foreningssparbanken AB           2,100          30,727
   Volvo AB SEK5                    1,200          30,902
   Mandamus Fastigheter                70             434
                                             ------------
                                                  292,568
                                             ------------
 Singapore (0.83%)
   Oversea-Chinese Banking Corp.    5,040          46,286
   Singapore Telecommunications    23,000          47,491
   Singapore Airlines Ltd.          2,000          22,689
                                             ------------
                                                  116,466
                                             ------------
 Switzerland (5.64%)
   Credit Suisse Group                600         118,636
   Nestle SA                           60         109,340
   Roche Holding AG                     2          32,486
   Roche Holding AG                    10         118,073
   Swiss Reinsurance                   40          81,739
   Novartis AG                        110         160,667
   Schweizerischer Bankverein         311          83,545
   ABB Ltd.<F*>                       723          87,964
                                             ------------
                                                  792,450
                                             ------------
 TOTAL COMMON STOCK (98.22%)
   (AMORTIZED COST $8,828,676)                 13,858,829
                                             ------------
 --------------------------------------------------------
                                               MARKET
 RIGHTS                           SHARES        VALUE
 --------------------------------------------------------
 Rights (0.00%)
   Fortis AG CVG<F*>                  231   $         794
                                             ------------
 TOTAL RIGHTS (0.00%)
   (AMORTIZED COST $1,698)                            794
                                             ------------
 -------------------------------------------------------
                                               MARKET
 WARRANTS                         SHARES       VALUE
 -------------------------------------------------------
 Warrants (0.01%)
   Compangie Gen de Eaux WT
     2001 Expiring 2001<F*>           300          1,013
   Wharf Holdings WT
     Expiring 12/99                   200             11
                                            ------------
 TOTAL WARRANTS (0.01%)
   (AMORTIZED COST $366)                           1,024
                                            ------------

 -------------------------------------------------------
                                   PAR         MARKET
 SHORT TERM INVESTMENTS           VALUE        VALUE
 -------------------------------------------------------
 Commercial Paper (1.41%)
   Merrill Lynch & Co., 5.57%,
     due 01/24/2000              $100,000   $     99,646
   W. W. Grainger Inc., 5.71%,
     due 01/14/2000               100,000         99,794
                                            ------------
 TOTAL SHORT TERM INVESTMENTS (1.41%)
   (AMORTIZED COST $199,440)                     199,440
                                            ------------

 TOTAL INVESTMENTS (99.64%)
   (AMORTIZED COST $9,030,180)                14,060,087
   Other net assets (0.36%)                       50,553
                                            ------------
 TOTAL NET ASSETS (100.00%)                 $ 14,110,640
                                            ============

 <F*> Non-income producing securities.

 See accompanying notes to the financial statements.


             GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND

-------------------------------------------------------------------------------
 MANAGEMENT DISCUSSION

 On the heels of an excellent fourth quarter in 1999, the Mid-Cap Equity Fund finished the year up 14.1% versus an increase of 14.7% for the S&P 400. The second half of the year saw a subtle rotation into the broader indices with many outperforming the large cap dominated S&P 500 in the latter part of the year. Stellar performance in the communications services sector of the Fund helped drive total performance. Names such as Nextlink Communications (up 99%), Globalstar Telecom (up 78%), Advanced Communications (up 210%), and Intermedia Communications (up 122%) all benefited from extreme positive investor sentiment within the wireless/cellular arena over the course of the year. Other pockets of strength included: oil and gas drillers, generic drug companies, and selected technologies.

 The Mid-Cap Equity Fund finished the year with an average market capitalization of approximately $1.9 billion which actually puts it more in line with the smaller capitalization indices such as the Russell 2000 and the S&P 600. Our strategy going into 2000 is to increase exposure towards the value sectors within the small to medium capitalization equity universe. The narrowness of the market advance has allowed several high quality and stable companies to be offered at what we consider to be compelling valuation levels. At the same time profits will be taken in the Fund where we perceive full valuation, if not overvaluation, to have been realized.

-------------------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT


                                    [GRAPH]


-------------------------------------------------------------------------------
 ANNUAL RETURNS

PERIODS ENDED DECEMBER 31, 1999                             PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
Annual Returns                                                14.09%        16.93%        14.13%

 The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

              Past performance is no assurance of future results.

             GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND

-------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
 December 31, 1999

 ASSETS:
   Investments, at market value:
    (see accompanying schedules)
     Common stocks                          $ 9,392,291
     Short term securities                      622,958
                                            -----------
       Total investments                     10,015,249
   Cash                                          40,668
   Dividends receivable                              33
                                            -----------
       Total assets                          10,055,950
                                            -----------
 LIABILITIES:
   Payable to Conning Asset Management
    Company                                       4,219
   Payable to General American Life
    Insurance Company                               767
   Payable to broker                            152,679
                                            -----------
       Total liabilities                        157,665
                                            -----------
         Total net assets                   $ 9,898,285
                                            ===========

 TOTAL SHARES OF CAPITAL STOCK OUTSTANDING      398,934
 Net asset value per share (Total net
  assets divided by total shares of
  capital stock outstanding)                $     24.81
 TOTAL AMORTIZED COST OF INVESTMENTS        $ 7,248,427

------------------------------------------------
 STATEMENT OF OPERATIONS
 For the year ended December 31, 1999

 INVESTMENT INCOME:
   Dividends                                $   38,403
   Interest                                     22,957
                                            ----------
     Total investment income                    61,360
                                            ----------
 EXPENSES:
   Investment management charge                 45,950
   Administrative charge                         8,355
                                            ----------
     Total expenses                             54,305
                                            ----------
       Net investment income                     7,055
                                            ----------
 NET REALIZED LOSS ON INVESTMENTS:
   Net realized loss on investments           (333,707)
                                            ----------
 NET UNREALIZED GAIN ON INVESTMENTS:
   Net unrealized gain on investments        1,532,662
                                            ----------
 NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                $1,206,010
                                            ==========

-------------------------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
                                                               YEAR ENDED             YEAR ENDED
                                                               DECEMBER 31            DECEMBER 31
                                                               -----------            -----------
                                                                  1999                   1998
                                                               -----------            -----------
 Operations:
     Net investment income                                     $    7,055             $    9,770
     Net realized gain (loss) on investments                     (333,707)               241,176
     Net unrealized gain (loss) on investments                  1,532,662               (463,606)
                                                               ----------             ----------
         Net increase (decrease) in net assets from
           operations                                           1,206,010               (212,660)
     Capital share transactions                                   159,362              1,893,463
                                                               ----------             ----------
         Net increase in net assets                             1,365,372              1,680,803
     Net assets, beginning of year                              8,532,913              6,852,110
                                                               ----------             ----------
 Net assets, end of period                                     $9,898,285             $8,532,913
                                                               ==========             ==========

 See accompanying notes to the financial statements.

                                  GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND

--------------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                                        YEAR ENDED DECEMBER 31
                                                --------------------------------------------------------------------------
                                                  1999            1998             1997<F*>         1996            1995
                                                --------         --------          --------        -------         -------
 Net asset value, beginning of year <F1>        $  21.75         $  22.07          $ 16.42         $ 13.74         $ 11.35
                                                --------         --------          -------         -------         -------
 Income from operations:
 Net investment income                              0.02             0.03             0.16            0.15            0.05
 Net realized and unrealized gain (loss) on
   investments                                      3.04            (0.35)            5.49            2.53            2.34
                                                --------         --------          -------         -------         -------
 Net increase (decrease) in asset value per
   share                                            3.06            (0.32)            5.65            2.68            2.39
                                                --------         --------          -------         -------         -------
 Net asset value, end of period                 $  24.81         $  21.75          $ 22.07         $ 16.42         $ 13.74
                                                ========         ========          =======         =======         =======

 Total return <F2>                                14.09%           -1.48%           34.46%          19.46%          21.09%

 Net assets, end of period (in thousands)       $  9,898         $  8,533          $ 6,852         $ 4,120         $ 4,260
 Ratio of expenses to average net
   assets <F3>                                     0.64%            0.65%            0.65%           0.65%           0.65%
 Ratio of net investment income to average
   net assets <F3>                                 0.08%            0.13%             .81%           1.02%           0.75%
 Portfolio turnover rate                          23.92%           33.53%           62.22%          56.31%          28.48%

                                                               FEBRUARY 16
                                               YEAR ENDED    (INCEPTION) TO
                                               DECEMBER 31     DECEMBER 31
                                               -----------   --------------
                                                  1994             1993
                                                --------         --------
 Net asset value, beginning of year <F1>        $  11.44         $  10.00
                                                --------         --------
 Income from operations:
 Net investment income                              0.10             0.06
 Net realized and unrealized gain (loss) on
   investments                                     (0.19)            1.38
                                                --------         --------
 Net increase (decrease) in asset value per
   share                                           (0.09)            1.44
                                                --------         --------
 Net asset value, end of year                   $  11.35         $  11.44
                                                ========         ========

 Total return <F2>                                -0.83%           14.44%

 Net assets, end of year (in thousands)         $  3,279         $  1,998
 Ratio of expenses to average net
   assets <F3>                                     0.65%            0.64%
 Ratio of net investment income to average
   net assets <F3>                                 0.85%            0.64%
 Portfolio turnover rate                          29.48%           22.64%

 Notes:
 <F1> Components are computed and accumulated on a daily basis.
 <F2> Total return is not annualized for the eleven months ended December 31,
 1993. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
 <F3> Computed on an annualized basis.

 <F*> Name and investment objective changed from the Special Equity Fund effective January 1, 1997. In addition, Conning Asset Management Company took over the asset management of the Mid-Cap Equity Fund. The investment objective is long term capital appreciation, which it pursues through investment primarily in common stocks of US - based publicly traded companies with medium market capitalizations.

 See accompanying notes to the financial statements.

             GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
 --------------------------------------------------------
                                               MARKET
 COMMON STOCK                     SHARES        VALUE
 --------------------------------------------------------
 Air Transport (0.98%)
   Southwest Airlines               6,000   $      97,122
                                             ------------
 Business Machines (12.10%)
   Gateway Inc.<F*>                 3,600         259,423
   Lexmark International
     Group<F*>                      4,000         362,000
   Plantronics<F*>                  3,280         234,723
   Synposys Inc.<F*>                3,000         200,250
   Tech Data Corp.<F*>              5,200         141,050
                                             ------------
                                                1,197,446
                                             ------------
 Business Services (17.53%)
   BMC Software Inc.<F*>            4,000         319,748
   CSG Systems International<F*>   10,000         398,750
   Expeditors International Of
     WA                             9,900         433,739
   Intermedia Communications
     Inc.<F*>                       7,000         271,684
   Networks Associates              5,900         157,453
   Sungard Data Systems Inc.<F*>    6,500         154,375
                                             ------------
                                                1,735,749
                                             ------------
 Chemicals (0.95%)
   CK Witco Corporation             7,000          93,625
                                             ------------
 Commercial Banking (4.39%)
   Commerce Bancorp<F*>             3,650         147,595
   First Tennessee National
     Corp.                          3,400          96,900
   Firstar Corporation              9,000         190,125
                                             ------------
                                                  434,620
                                             ------------
 Consumer Durables (2.82%)
   Furniture Brands Interna-
     tional<F*>                     7,500         165,000
   Lennar Corp.                     7,055         114,644
                                             ------------
                                                  279,644
                                             ------------
 Domestic Oil (2.42%)
   Basin Exploration Inc.<F*>       6,000         105,750
   R & B Falcon Corp.<F*>          10,100         133,825
                                             ------------
                                                  239,575
                                             ------------
 Drugs & Medicines (16.87%)
   Beckman Instruments              2,310         117,521
   Express Scripts Inc.<F*>         4,400         281,600
   Idec Pharmaceuticals
     Corp.<F*>                      8,000         786,000
   Immunex Corp.<F*>                4,000         438,000
   Total Renal Care Holdings<F*>    7,000          46,809
                                             ------------
                                                1,669,930
                                             ------------
 --------------------------------------------------------
                                               MARKET
 COMMON STOCK                     SHARES        VALUE
 --------------------------------------------------------
 Electronics (5.22%)
   Dallas Semiconductor Corp.       5,700   $     367,291
   Globalstar Telecommunications
     Ltd.<F*>                       3,400         149,600
                                             ------------
                                                  516,891
                                             ------------
 Energy & Utilities (0.63%)
   CMS Energy Corp.                 2,000          62,374
                                             ------------
 Finance (Non-Banking) (2.67%)
   Affiliated Managers Group<F*>    4,500         181,967
   Charter One Financial Inc.       4,314          82,505
                                             ------------
                                                  264,472
                                             ------------
 Food & Agriculture (2.97%)
   The Earthgrains Co.              6,000          96,750
   Suiza Foods Corp.<F*>            5,000         198,125
                                             ------------
                                                  294,875
                                             ------------

 Industrial Miscellaneous (1.54%)
   Diamond Offshore Drilling
     Inc.                           5,000         152,810
                                             ------------
 Insurance (2.98%)
   Enhance Financial Services
     Group                          6,000          97,500
   Radian Group                     2,600         124,150
   ESG Re Ltd.<F*>                 10,500          72,839
                                             ------------
                                                  294,489
                                             ------------
 Media (3.41%)
   Adelphia Communications
     Class A<F*>                    3,000         196,875
   Primedia Inc.<F*>                8,500         140,250
                                             ------------
                                                  337,125
                                             ------------
 Miscellaneous & Conglomerates (0.92%)
   Pinnacle West Capital            3,000          91,686
                                             ------------
 Non-Ferrous Metals (1.19%)
   Tredegar Industries Inc.         5,700         117,916
                                             ------------
 Paper & Forest Products (2.73%)
   Bowater Inc.                     2,000         108,624
   Pentair Inc.                     4,200         161,700
                                             ------------
                                                  270,324
                                             ------------
 Retail (8.09%)
   Ethan Allen Interiors            5,550         177,944
   Kroger Co.<F*>                   8,000         151,000
   Payless Shoesource               3,200         150,400
   Zale Corp.<F*>                   6,600         319,275
                                             ------------
                                                  798,619
                                             ------------
                      (continued)

                                      46

             GENERAL AMERICAN CAPITAL COMPANY MID-CAP EQUITY FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 --------------------------------------------------------
                                               MARKET
 COMMON STOCK                     SHARES        VALUE
 --------------------------------------------------------
 Telephone (4.48%)
   Advanced Communications
     Group<F*>                     10,000   $     136,250
   ICG Communications Inc.<F*>      7,500         140,625

   Nextlink Communications Inc-A    2,000         166,124
                                             ------------
                                                  442,999
                                             ------------
 TOTAL COMMON STOCK (94.89%)
   (COST $6,625,469)                            9,392,291
                                             ------------

 --------------------------------------------------------
                                   PAR         MARKET
 SHORT TERM SECURITIES            VALUE         VALUE
 --------------------------------------------------------
 Commercial Paper (6.29%)
   Merrill Lynch & Co.,
     5.57%, due 1/24/2000        $100,000    $     99,645
   Countrywide Home Loans,
     5.26%, due 1/7/2000          125,000         124,891
   Centennial Energy Holdings,
     7.13%, due 1/21/2000         400,000         398,422
                                             ------------
                                                  622,958
                                             ------------
 TOTAL SHORT TERM SECURITIES (6.29%)
   (AMORTIZED COST $622,958)                      622,958
                                             ------------

 TOTAL INVESTMENTS (101.18%)
   (AMORTIZED COST $7,248,427)                 10,015,249
   Other net liabilities (-1.18%)                -116,964
                                             ------------
 TOTAL NET ASSETS (100.00%)                  $  9,898,285
                                             ============

 <F*> Non-income producing securities.

 See accompanying notes to financial statements.

            GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

-------------------------------------------------------------------------------
 MANAGEMENT DISCUSSION

 The Small-Cap Equity Fund had a difficult year in 1999 as it reported negative returns. In general, the small-cap sector of the market underperformed the larger cap stocks for the year. Although some small cap sectors of the stock market began to rebound in the forth quarter, the Fund is not well represented in these areas due to the adherence to its strategy. Even in this sector of the market, style and size differences proved to be important characteristics.

 The Fund uses the smallest 20 percent of the companies listed on the New York Stock Exchange as its proxy. It re-balances against this universe of stocks every five years. As a result of this construction process, the fund has less exposure to technology stocks than other small-cap indexes. The fund is also at the smaller end of the capitalization range, in a market where larger companies have appreciated more in price. Small-cap stock valuations remain compelling at current levels and should provide opportunities for attractive returns going forward.

-------------------------------------------------------------------------------
 GROWTH OF A $10,000 INVESTMENT


                                    [GRAPH]


-------------------------------------------------------------------------------
 ANNUAL RETURNS

PERIODS ENDED DECEMBER 31, 1999                               PAST 1 YEAR  LIFE OF FUND<F*>
Annual Returns                                                  (3.93%)        4.88%

 <F*> The Small-Cap Equity Fund began operations on May 1, 1997.

 The fund's performance reflects administrative and management charges, while such charges are not reflected in the performance of the index.

              Past performance is no assurance of future results.

            GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

-------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
 December 31, 1999

 ASSETS:
   Investments, at market value:
    (see accompanying schedule)
     Common Stocks                          $70,327,212
     Preferred Stocks                            20,859
     Short term securities                    3,059,968
                                            -----------
       Total investments                     73,408,039
   Cash                                          11,173
   Dividends receivable                          83,425
                                            -----------
       Total assets                          73,502,637
                                            -----------

 LIABILITIES:
   Payable to Conning Asset Management
    Company                                      15,313
   Payable to General American Life
    Insurance Company                             3,063
                                            -----------
       Total liabilities                         18,376
                                            -----------
         Total net assets                   $73,484,261
                                            ===========

 TOTAL SHARES OF CAPITAL STOCK OUTSTANDING    1,756,234
 Net asset value per share (Total net
  assets divided by total shares of
  capital stock outstanding)                $     41.84
 TOTAL AMORTIZED COST OF INVESTMENTS        $70,990,258

-------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the year ended December 31, 1999

 INVESTMENT INCOME:
   Dividends                                $   777,437
   Interest                                      51,583
                                            -----------
     Total investment income                    829,020
                                            -----------
 EXPENSES:
   Investment management charge                 172,379
   Administrative charge                         34,476
                                            -----------
     Total expenses                             206,855
                                            -----------
       Net investment income                    622,165
                                            -----------
 NET REALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments           2,262,058
                                            -----------
 NET UNREALIZED LOSS ON INVESTMENTS:
   Net unrealized loss on investments        (5,135,892)
                                            -----------
 NET DECREASE IN NET ASSETS FROM
  OPERATIONS                                $(2,251,669)
                                            ===========

--------------------------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
                                                                                       YEAR ENDED
                                                               YEAR ENDED                ENDED
                                                               DECEMBER 31            DECEMBER 31
                                                               -----------            ------------
                                                                  1999                    1998
                                                               -----------            ------------
 Operations:
     Net investment income                                     $   622,165            $    586,668
     Net realized gain on investments                            2,262,058               2,415,099
     Net unrealized loss on investments                         (5,135,892)            (10,899,956)
                                                               -----------            ------------
         Net decrease in net assets from operations             (2,251,669)             (7,898,189)
     Capital share transactions                                  2,742,426               3,246,171
                                                               -----------            ------------
         Net increase (decrease) in net assets                     490,757              (4,652,018)
     Net assets, beginning of period                            72,993,504              77,645,522
                                                               -----------            ------------
 Net assets, end of period                                     $73,484,261            $ 72,993,504
                                                               ===========            ============

 See accompanying notes to the financial statements.

                            GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

-----------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                                                                     EIGHT MONTHS
                                                                                                        ENDED
                                                             YEAR ENDED          YEAR ENDED            DECEMBER
                                                             DECEMBER 31         DECEMBER 31            31<F*>
                                                             -----------         -----------         ------------
                                                                1999                1998                 1997
                                                             -----------         -----------         ------------
 Net asset value, beginning of year <F1>                       $ 43.55             $ 48.27             $ 36.84
                                                               -------             -------             -------
 Income from operations:
 Net investment income                                            0.38                0.35                0.29
 Net realized and unrealized gain (loss) on investments          (2.09)              (5.07)              11.14
                                                               -------             -------             -------
 Net increase (decrease) in asset value per share                (1.71)              (4.72)              11.43
                                                               -------             -------             -------
 Net asset value, end of period                                $ 41.84             $ 43.55             $ 48.27
                                                               =======             =======             =======

 Total return <F2>                                              (3.93%)             (9.78%)             31.03%

 Net assets, end of period (in thousands)                      $73,484             $72,994             $77,646
 Ratio of expenses to average net assets <F3>                    0.30%               0.30%               0.30%
 Ratio of net investment income to average net
   assets <F3>                                                   0.89%               0.76%               0.97%
 Portfolio turnover rate                                        23.11%              18.77%              24.47%

 Notes:
 <F1> Components are computed and accumulated on a daily basis.
 <F2> Total return is not annualized for the eight months ended December 31,
 1997. The total return information shown in this table does not reflect expenses that apply to the separate accounts investing in the Fund or to the insurance or variable annuity contracts. Inclusion of these charges would reduce the total return figures for all periods shown.
 <F3> Computed on an annualized basis.

 <F*> Small-Cap Equity Fund began operations May 1, 1997. On May 1, 1997, the assets of General American Separate Account No. 20 were exchanged for shares in the Small-Cap Equity Fund. The net assets, beginning of period, are equal to the market value of the net assets transferred on April 30, 1997. In exchange for the net assets transferred, 1,477,554 shares of the Small-Cap Equity Fund were issued to the General American Separate No. 20.

 See accompanying notes to the financial statements.

            GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
 --------------------------------------------------------
                                               MARKET
 COMMON STOCK                      SHARES       VALUE
 --------------------------------------------------------
 Aerospace & Military Technology (1.88%)
   Aviall Inc.<F*>                 47,200   $     386,425
   Edo Corp.                       13,500          79,312
   Fairchild Corp.<F*>             45,474         412,085
   Hexcel Corp.<F*>                17,717          98,542
   Transtechnology Corp.           12,400         137,169
   United Industrial Corp.         29,200         270,100
                                             ------------
                                                1,383,633
                                             ------------
 Air Transport (1.80%)
   Continental Airlines<F*>        29,900       1,323,075
                                             ------------
 Apparel (1.79%)
   Chic By HIS Inc.<F*>            22,300          13,938
   Dyersburg Corp.                 32,300          28,263
   Galey & Lord Inc.<F*>           28,200          54,623
   Genesco Inc.<F*>                58,400         759,200
   Johnson Industries Inc.         23,900          40,319
   Pillowtex Corp.                 25,600         158,387
   Syms Corp.<F*>                  41,100         205,500
   Tultex Corp.<F*>                67,900           2,716
   Worldtex Inc. <F*>              33,410          52,186
                                             ------------
                                                1,315,132
                                             ------------
 Business Machines (1.80%)
   Applied Magnetics Corp.<F*>     52,085          19,532
   ECC International<F*>           13,325          43,306
   Environmental Elements
     Corp.<F*>                      7,100          16,415
   Esterline Technologies
     Corp.<F*>                     31,300         361,891
   Genesis Worldwide Inc.           8,500          27,090
   Gleason Corp.                   25,100         583,575
   Nashua Corp.<F*>                14,700         110,250
   Par Technology<F*>              18,000          85,500
   QMS Inc.<F*>                    24,900          73,131
                                             ------------
                                                1,320,690
                                             ------------
 Business Services (6.29%)
   Bush Industries                 22,650         389,286
   Computer Task Group             49,400         731,713
   Dycom Industries<F*>            31,200       1,374,734
   E4L Inc.<F*>                    34,300          85,750
   ITT Educational Services
     Inc.<F*>                      65,650       1,013,439
   Rightchoice Managed Care<F*>     7,300          83,950
   TRC Companies Inc.<F*>           4,000          30,748
   URS Corp.<F*>                   17,141         371,759
   Wackenhut Corp-Class A          23,000         343,550
   Wackenhut Corp-Class B          18,118         186,833
   Zap.com Corporation<F*>          1,522           8,752
                                             ------------
                                                4,620,514
                                             ------------
 --------------------------------------------------------
                                               MARKET
 COMMON STOCK                      SHARES       VALUE
 --------------------------------------------------------
 Chemicals (1.27%)
   LSB Industries Inc.              7,200   $      10,122
   Oil-Dri Corp.                   16,900         242,938
   Wynn's International Inc.       48,204         680,896
                                             ------------
                                                  933,956
                                             ------------
 Commercial Banking (2.36%)
   American Banknote Corp.<F*>     38,100           1,753
   First Banks America Inc.<F*>     4,000          72,500
   Firstfed Financial<F*>          50,600         711,537
   Oriental Financial Group        31,200         688,334
   Sterling Bancorp                16,275         260,400
                                             ------------
                                                1,734,524
                                             ------------
 Construction (8.62%)
   Beazer Homes USA Inc.<F*>       22,600         435,050
   Berlitz International<F*>       24,100         414,207
   Cavalier Homes Inc.             26,612         104,771
   Congoleum Corp.<F*>              9,700          38,800
   Corrpro Companies Inc.<F*>      23,000         135,125
   Elcor Corp.                     47,625       1,434,703
   Giant Group Ltd.<F*>            11,850          41,475
   International Aluminum Corp.    10,600         249,100
   Kaiser Group International<F*>  12,800           4,800
   MDC Holings Inc.                46,500         729,446
   M/I Schottenstein Homes Inc.    21,100         328,358
   Nortek<F*>                      30,200         845,600
   Puerto Rican Cement Co Inc.     14,100         479,400
   Robertson Ceco Corp.<F*>        37,800         373,275
   Terex Corp.<F*>                 25,100         696,525
   Washington Homes Inc.<F*>        4,100          20,500
                                             ------------
                                                6,331,135
                                             ------------
 Consumer Durables (4.43%)
   Craig Corp.<F*>                  9,900          68,063
   Crown Crafts Inc.               19,600          56,350
   Oneida Ltd.                     39,919         868,238
   Royal Appliance Mfg Co.<F*>     56,800         276,900
   SL Industries Inc.              14,608         169,818
   Starrett LS                     16,900         379,185
   Thomas Industries               36,250         740,841
   Windmere<F*>                    41,000         697,000
                                             ------------
                                                3,256,395
                                             ------------
 Domestic Oil (4.09%)
   Cross Timbers Royalty Trust     13,900         137,262
   Frontier Oil Corp.<F*>          63,300         427,274
   Getty Realty Corp.              29,000         324,423
   Giant Industries                28,600         239,525
   HS Resources Inc.<F*>           26,500         457,125
   Kaneb Services<F*>              76,300         333,813

                      (continued)

                                      51

            GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 --------------------------------------------------------
                                               MARKET
 COMMON STOCK                      SHARES       VALUE
 --------------------------------------------------------
   RPC Energy Services Inc.        64,000   $     368,000
   Swift Energy Co.<F*>            17,975         206,736
   Tokheim Corp.<F*>               18,900          68,513
   Unit Corp.<F*>                  50,700         389,731
   Wiser Oil Co.                   21,600          54,000
                                             ------------
                                                3,006,402
                                             ------------
 Drugs & Medicines (3.21%)
   Advocat Inc.<F*>                10,900          10,900
   Comprehensive Care<F*>           5,100           1,580
   Cooper Co. Inc.<F*>             27,700         834,463
   GRC International<F*>           21,800         258,875
   Graham Field Health
     Products<F*>                  30,329           3,791
   Molecular Biosystems<F*>        27,800          27,800
   OEC Medical Systems<F*>         30,300       1,049,138
   Pharmaceutical Resources<F*>    35,100         173,289
                                             ------------
                                                2,359,836
                                             ------------
 Electronics (11.53%)
   American Precision
     Industries<F*>                16,500         142,312
   Bell Industries Inc.<F*>        20,511         152,548
   CTS Corp.                       75,504       5,691,114
   Chyron Corp.<F*>                59,700          89,550
   Esco Electronics Corp.<F*>      25,800         299,925
   Entrade Inc.                    16,300         666,263
   Kollmorgen Corp.                22,700         279,482
   Rex Stores Corp.<F*>            22,000         770,000
   Sparton<F*>                     16,900          89,773
   Tech-Sym<F*>                    14,000         288,750
                                             ------------
                                                8,469,717
                                             ------------
 Energy & Utilities (1.73%)
   Aquarion Company                24,049         889,850
   Cascade Natural Gas Corp.       21,700         349,912
   Pittston Minerals Group         19,500          31,688
                                             ------------
                                                1,271,450
                                             ------------
 Energy Raw Materials (0.55%)
   Wilshire Oil Co. Of Texas<F*>   14,192          53,220
   Zapata Corp.                    76,140         352,148
                                             ------------
                                                  405,368
                                             ------------
 Finance (Non-Banking) (4.90%)
   Advest Group                    20,800         382,200
   Atlanta Sosnoff Capital         20,300         172,550
   Bluegreen Corp.<F*>             47,448         237,240
   DVI<F*>                         16,300         247,548
   Duff & Phelps Credit Rating     13,800       1,227,331
   First Republic Bank<F*>         18,360         431,460
   Hallwood<F*>                     8,050          98,105

 --------------------------------------------------------
                                               MARKET
 COMMON STOCK                      SHARES       VALUE
 --------------------------------------------------------
 Finance (Non-Banking) (continued)
   National Discount Brokers
     Group<F*>                     30,600   $     807,075
                                             ------------
                                                3,603,509
                                             ------------
 Food & Agriculture (5.08%)
   CKE Restaurants Inc.            79,471         466,892
   Cooker Restaurant Corp.         17,100          49,163
   Jack In The Box<F*>             93,900       1,942,509
   RLI Corp.                       22,737         773,058
   Sara Lee Corp.                  12,332         272,069
   TCBY Enterprises                59,200         225,670
                                             ------------
                                                3,729,361
                                             ------------
 Industrial Miscellaneous (0.27%)
   IT Group Inc.<F*>               21,621         198,632
                                             ------------

 Insurance (3.27%)
   Acceptance Insurance Co.<F*>    24,928         144,881
   Fidelity National Financial
     Inc.                          47,132         677,537
   Hilb, Rogal And Hamilton Co.    35,500       1,002,875
   MMI Companies Inc.              20,700         178,538
   Stewart Info Services           30,200         402,022
                                             ------------
                                                2,405,853
                                             ------------
 Media (1.89%)
   Playboy Enterprises<F*>         11,500         235,750
   Playboy Enterprises 'B'<F*>     47,300       1,149,958
                                             ------------
                                                1,385,708
                                             ------------
 Miscellaneous Finance (0.16%)
   Stifel Financial                12,064         119,132
                                             ------------
 Motor Vehicles (0.88%)
   Coachmen Industries Inc.        36,000         544,500
   Lamson & Sessions Co.<F*>       21,300         103,838
                                             ------------
                                                  648,338
                                             ------------
 Non-Durables & Entertainment (0.21%)
   John Q Hammons Hotels<F*>       15,200          58,900
   J. Alexanders Corp.<F*>          9,000          28,125
   Tandycrafts Inc.<F*>            22,900          70,120
                                             ------------
                                                  157,145
                                             ------------
 Non-Ferrous Metals (1.24%)
   Nord Resources Corp.<F*>        33,800           5,070
   RTI International Metals<F*>    37,100         278,250
   Tremont Corp.                   17,600         264,000
   United Park City Mines Co.<F*>   7,240         200,910
   Zemex Corp.<F*>                 17,488         159,578
                                             ------------
                                                  907,808
                                             ------------

                      (continued)

                                      52

            GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 --------------------------------------------------------
                                               MARKET
 COMMON STOCK                      SHARES       VALUE
 --------------------------------------------------------
 Paper & Forest Products (0.81%)
   Chesapeake Utilities Corp.       9,000   $     165,375
   Republic Group Inc.             28,329         428,476
                                             ------------
                                                  593,851
                                             ------------
 Producer Goods (8.36%)
   Acme Electric Corp.<F*>         12,000          69,000
   Aeroflex<F*>                    28,584         296,568
   Allied Products Corp.           32,950         117,368
   Ameron International             9,800         387,708
   Ampco-Pittsburgh Corp.          22,400         226,800
   Bairnco Corp.                   24,000         144,000
   Brown & Sharpe Mfg. Co.<F*>     10,400          22,100
   Chase Industries Inc.<F*>       35,100         285,188
   Coastcast<F*>                   21,600         359,100
   Fansteel Inc.<F*>               11,700          45,338
   Genrad Inc.<F*>                 46,500         749,813
   Hughes Supply Inc.              22,150         477,598
   Insteel Industries              17,200         155,866
   Katy Inds Inc.                  21,600         187,639
   Mestek Inc.<F*>                 21,800         441,450
   National-Standard Co.<F*>        6,400          20,000
   SPS Technologies Inc.<F*>       27,000         862,299
   Sequa Corp.<F*>                  8,700         522,000
   Spartech Corp.                  21,300         686,925
   Twin Disc Inc.                   7,300          86,688
                                             ------------
                                                6,143,448
                                             ------------
 Railroads & Shipping (1.41%)
   Sea Containers Ltd.              7,000         185,058
   Sea Containers Ltd. - Class A   26,869         715,414
   Todd Shipyards Corp.<F*>        17,500         137,813
                                             ------------
                                                1,038,285
                                             ------------
 Real Estate (0.24%)
   Amrep Corp.<F*>                 16,900          80,275
   Grubb & Ellis Co.<F*>           19,700          92,334
                                             ------------
                                                  172,609
                                             ------------
 Retail (6.54%)
   Catalina Lighting Inc.<F*>       6,500          31,278
   Chart House Enterprises<F*>     19,000          84,303
   Cole National Corp.<F*>         23,500         117,500
   Kenneth Cole Productions-A<F*>  31,500       1,441,125
   Converse Inc.<F*>               38,200          52,525
   Gottschalks Inc.<F*>            14,700         109,324
   Intertan Inc.<F*>               24,400         637,450
   Jo-ann Stores Inc.-Class A<F*>  22,500         253,125
   Mortons Restaurant Group<F*>    15,500         240,250
   Piccadilly Cafeterias Inc.      25,200         100,800
   Rowe Furniture Corp.            36,200         305,419

 --------------------------------------------------------
                                               MARKET
 COMMON STOCK                      SHARES       VALUE
 --------------------------------------------------------
 Retail (continued)
   Sizzler International Inc.<F*>  63,500   $     158,750
   Sport Supply Group Inc.<F*>     16,000         110,000
   Tyler Technologies<F*>          45,900         252,450
   Uno Restaurant Corp.<F*>        29,535         328,577
   Watsco Inc.                     33,625         388,772
   World Fuel Services Corp.       25,725         192,938
                                             ------------
                                                4,804,586
                                             ------------
 Soaps & Cosmetics (0.00%)
   Scott's Liquid Gold Inc.         3,400           2,441
                                             ------------
 Steel (2.37%)
   Huntco Inc.                     12,800          40,794
   Keystone Consolidated
     Industries<F*>                12,700          75,400
   NS Group Inc.<F*>               33,600         256,200
   Reliance Steel & Aluminum       58,300       1,366,377
                                             ------------
                                                1,738,771
                                             ------------
 Tobacco (1.01%)
   Brooke Group Ltd.               44,435         663,726
   Standard Commercial Corp.       22,144          78,877
                                             ------------
                                                  742,603
                                             ------------
 Travel & Recreation (0.47%)
   Jackpot Enterprises<F*>         22,419         186,347
   PS Group Holdings Inc.          13,900         156,375
                                             ------------
                                                  342,722
                                             ------------
 Trucking & Freight (0.33%)
   International Shipholding       15,525         180,478
   Matlack Systems Inc.<F*>        19,900          64,675
                                             ------------
                                                  245,153
                                             ------------
 Utilities, Electrical & Gas (4.92%)
   American States Water Company   19,000         684,000
   Bangor Hydro Electric<F*>       17,400         283,828
   Central Vermont Public Service  28,100         298,563
   Chart Industries                52,824         211,300
   Green Mountain Power Corp.      10,700          79,576
   Nui Corp.                       21,900         577,613
   St. Joseph Light & Power        19,100         391,550
   TNP Enterprises Inc.            26,400       1,089,000
                                             ------------
                                                3,615,430
                                             ------------
 TOTAL COMMON STOCK (95.71%)
   (COST $67,901,660)                          70,327,212
                                             ------------

                      (continued)

                                      53

            GENERAL AMERICAN CAPITAL COMPANY SMALL-CAP EQUITY FUND

-------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999

 ---------------------------------------------------------
                                   PAR          MARKET
 CONTINGENT RIGHTS                VALUE          VALUE
 ---------------------------------------------------------
 (0.00%)
   Hills Store Value Rights     $   14,300   $           0
   Wahlco Litigation Rights          1,100               0
                                              ------------
                                                         0
                                              ------------
 TOTAL (0.00%)
   (AMORTIZED COST $0)                                   0
                                              ------------
 ---------------------------------------------------------
                                                MARKET
 PREFERRED STOCK                  SHARES         VALUE
 ---------------------------------------------------------
 Preferred (0.03%)
   O'Sullivan Industries            40,900          20,859
                                              ------------
 TOTAL (0.03%)
   (AMORTIZED COST $28,630)                         20,859
                                              ------------
 ---------------------------------------------------------
                                   PAR          MARKET
 SHORT TERM INVESTMENTS           VALUE          VALUE
 ---------------------------------------------------------
 Commercial Paper (4.16%)
   Countrywide Home Loans,
     5.35%, due 1/6/2000        $1,450,000    $  1,448,923
   Centennial Energy Holdings,
     7.22%, due 1/14/2000        1,615,000       1,611,045
                                              ------------
                                                 3,059,968
                                              ------------
 TOTAL SHORT TERM SECURITIES (4.16%)
   (AMORTIZED COST $3,059,968)                   3,059,968
                                              ------------
 TOTAL INVESTMENTS (99.90%)
   (AMORTIZED COST
     $70,990,258)                             $ 73,408,039
   Other net assets (0.10%)                         76,222
                                              ------------
 TOTAL NET ASSETS (100.00%)                   $ 73,484,261
                                              ============

 <F*> Non-income producing securities.
 See accompanying notes to financial statements.


                       GENERAL AMERICAN CAPITAL COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999

NOTE 1--ORGANIZATION
General American Capital Company (the Company), commenced operations on October 1, 1987, and is registered under the Investment Company Act of 1940 as amended, as an open-end diversified management investment company. The Company offers to its shareholders eight separate investment funds (the Funds) which operate as distinct investment vehicles. These are the S & P 500 Index Fund, Money Market Fund, Bond Index Fund, Managed Equity Fund, Asset Allocation Fund, International Index Fund, Mid-Cap Equity Fund and Small-Cap Equity Fund. The International Index and Mid-Cap Equity Funds began operations on February 16, 1993. The Small-Cap Equity Fund began operations on May 1, 1997. As of December 31, 1999, the Company sells its shares to separate accounts established by General American Life Insurance Company (General American), RGA Reinsurance Company (RGA) a wholly owned subsidiary of Reinsurance Group of America, Inc., which is a subsidiary of General American, Security Equity Life Insurance Company (Security Equity), Cova Financial Services Life Insurance Company, Cova Financial Life Insurance, and First Cova Financial Life Insurance Company, wholly owned subsidiaries of General American Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company (MetLife), headquartered in New York City, purchased 100% of GenAmerica Corporation (the Company) for $1.2 billion in cash. The acquisition was a result of liquidity problems encountered by the Company's wholly-owned subsidiary General American Life Insurance Company (General American) during 1999.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Company in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles.

A.   INVESTMENTS:
     Common stocks of domestic companies are valued based on the closing sale price on the New York Stock Exchange for securities traded on that exchange, and for securities not so traded, at the last bid price of over-the-counter market quotations as of the close of business on December
     31. Common stocks of foreign companies are valued based on the closing sale price on the primary exchange for which the security is listed. The market values for bonds and short term securities with maturities of 60 days or more at date of valuation are determined daily by an independent pricing service based on current market conditions. Short term securities with maturities of less than 60 days at date of valuation are valued at amortized cost, which approximates market value.

B.   REPURCHASE AGREEMENTS:
     Short-term investments include repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the underlying U.S. Government securities at a mutually agreed upon time and price.

C.   FOREIGN CURRENCY TRANSLATIONS:
     Securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based upon the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated into U.S. dollars based upon the prevailing exchange rate on the respective dates of the transactions.

     In accordance with Statement of Position (SOP) 93-4, "Foreign Currency Accounting and Financial Statement Presentation for Investment Companies," reported net realized gains or losses from foreign currency transactions arise from sales of portfolio securities and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent actually received or paid. Reported net unrealized gains and losses from foreign currency transactions arise from changes in the value of assets and liabilities, including investments in securities at December 31, resulting from changes in the exchange rate.

D.   DERIVATIVE FINANCIAL INSTRUMENTS:
     A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Capital Company has a variety of reasons to use derivative instruments, such as to attempt to protect the Company against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Company's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accord-ingly, except when taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. The Capital Company's utilization of derivative financial instruments is substantially limited to the use of forward exchange contracts to hedge foreign currency transactions, interest rate futures contracts to manage interest rate risk and S&P 500 Index futures contracts to manage performance.

     Forward Foreign Currency Contracts:
     The International Index Fund enters into forward exchange contracts to hedge foreign currency transactions and not to engage in currency speculation. The Fund's forward exchange contracts do not subject the company to risk from exchange rate movements because gains and losses on such contracts offset losses and gains, respectively, on the assets being hedged. At December 31, the Company had no open foreign currency exchange contracts that obligate it to receive or deliver currency at specified future dates. The forward exchange contracts generally require the Company to exchange U.S. dollars for foreign currencies at maturity, at rates agreed to at inception of the contracts. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. If the counterparties to the exchange contracts (primarily AA rated international banks) do not fulfill their obligations to deliver the contracted currencies, the Company could be at risk for any currency related fluctuations.

     Futures Contracts:
     A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Company generally invests in futures on U. S. Treasury Bonds and the S&P 500 Index and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Company maintains, in a segregated account with a custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the custodian based upon changes in the value of the contract (the variation margin). U. S. Treasury Bond futures contracts are entered into in the Asset Allocation Fund to hedge market price risks of fixed-rate bonds. S&P 500 Index futures contracts are entered into in the S & P 500 Index Fund to manage and more closely track the performance of the S&P 500 Index.

     At December 31, 1999, the Company had no open U.S. Treasury Bond or S&P 500 futures contracts.

E.   INVESTMENT TRANSACTIONS AND RELATED INVESTMENT
     INCOME:
     Investment transactions are recorded on a trade date basis (date the order to buy or sell is executed). Dividends are recognized as income on the ex-dividend date while interest income and amortization of premium and dis-count are recorded on an accrual basis.

F.   FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS:
     No provision for Federal income taxes is necessary because each Fund qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized gains to its shareholders. At December 31, 1999, the Bond Index Fund had an accumulated capital loss carryforward for tax purposes of $2,116,060. Of this amount, $1,702,964, $182,350, and $230,746 will expire on December 31, 2002, 2003, and 2007 respectively; the Mid-Cap Equity Fund had an accumulated capital loss carryforward for tax purposes of $333,707 expiring on December 31, 2007; the International Index Fund had an accumulated capital loss carryforward for tax purposes of $1,219 expiring on December 31, 2007.

G.   CONSENT DIVIDENDS:
     The Funds follow the accounting practice known as consent dividending, whereby substantially all of its net investment income and realized gains are treated as being distributed daily to their shareholders and are immediately reinvested in that Fund.

H.   USE OF ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3--MANAGEMENT AND ADMINISTRATIVE FEES
The Company has entered into an Investment Advisory Agreement with Conning Asset Management Company (Investment Advisor) with respect to all of its Funds. Certain officers and directors of the Company are also officers and directors of the Investment Advisor. For its services to the Funds, the Investment Advisor charges a fee, which is accrued daily against each Fund. The fees charged each Fund, stated as an annual percentage of the average daily value of the net assets, are:

    S & P 500 Index Fund                                       .250 Percent
    Money Market Fund                                          .125 Percent
    Bond Index Fund                                            .250 Percent
    Asset Allocation Fund                                      .500 Percent
    Small-Cap Equity                                           .250 Percent

The fee (percentage effective March 1, 1997) charged the Managed Equity Fund is stated as a series of annual percentages of the average daily net assets of that Fund. The percentages decrease with respect to assets of the Fund above certain amounts as follows:

TABLE>
[CAPTION]
                                              INVESTMENT
                      ASSETS                     FEE
      [S]                                     [C]
      --------------------------------------------------
      First $10 million                          .40%
      Next $20 million                           .30%
      Balance over $30 million                   .25%


The fee charged the International Index Fund is stated as a series of annual percentages of the average daily net assets of that Fund. The percentages decrease with respect to assets of the fund above certain amounts as follows:

                                              INVESTMENT
                      ASSETS                     FEE
      --------------------------------------------------
      First $10 million                          .50%
      Next $10 million                           .40%
      Balance over $20 million                   .30%

The fee charged for the Mid-Cap Equity Fund is stated as a series of annual percentages of the average daily net assets of that Fund. The percentages decrease with respect to assets of the Fund above certain amounts as follows:

                                              INVESTMENT
                      ASSETS                     FEE
      --------------------------------------------------
      First $10 million                          .55%
      Next $10 million                           .45%
      Balance over $20 million                   .40%

All operational expenses of the Company are paid by General American, which charges administrative fees to each Fund in return. Certain officers and directors of the Company are also officers and directors of General American, RGA, Security Equity and Cova.

The administrative expenses are charged at an annual rate based on the average daily value of the net assets in each Fund, as follows:

    S & P 500 Index Fund                                        .05 Percent
    Money Market Fund                                           .08 Percent
    Bond Index Fund                                             .05 Percent
    Managed Equity Fund                                         .10 Percent
    Asset Allocation Fund                                       .10 Percent
    International Index Fund                                    .30 Percent
    Mid-Cap Equity Fund                                         .10 Percent
    Small-Cap Equity Fund                                       .05 Percent

NOTE 4--INVESTMENT OBJECTIVES AND MANAGER CHANGES
Effective January 1, 1997, the International Equity Fund became the International Index Fund. The investment objective of the International Index Fund is to obtain investment results that parallel the price and yield performance of publicly traded common stocks in the Morgan Stanley Capital International Europe, Australia, and Far East Index ("EAFE Index"). The portfolio manager of the International Index Fund is Conning Asset Management Company. The total investment advisor fees were reduced as a result of the changes.

Effective January 1, 1997, the Special Equity Fund became the Mid-Cap Equity Fund. The investment objective of the Mid-Cap Equity Fund is to seek sustained growth of capital by investing primarily in common stocks of United States-based publicly traded companies with "medium market capitalizations." "Medium market capitalization companies" are those whose market capitalization falls within the range of the S&P Mid-Cap 400 at the time of the Fund's investment. The portfolio manager of Mid-Cap Equity Fund is Conning Asset Management Company and the total management fee rate remains unchanged from that of the Special Equity Fund.

Effective March 1, 1997, the portfolio manager for the Managed Equity Fund became Conning Asset Management Company. The total investment advisor charges were reduced due to this change.

The Small-Cap Equity Fund commenced operations on May 1, 1997 subsequent to a transfer of assets from General American Life Insurance Company Separate Account No. 20, which had similar investment objectives, policies, and limitations, in exchange for shares of the Small-Cap Equity Fund. Separate Account No. 20 was not registered under the Registered Investment Company Act of 1940 and has a different fee and expense structure than the Small-Cap Equity Fund. While Separate Account No. 20 continues to exist, its assets now consist solely of shares of the Small-Cap Equity Fund. The Small-Cap Equity Fund's portfolio of investments on May 1, 1997 was the same as the portfolio of Separate Account No. 20 immediately prior to the transfer. Separate accounts which invested in Separate Account No. 20 prior to the transfer now invest directly in the Small-Cap Equity Fund. The Small-Cap Equity Fund seeks to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies, based on capitalization size, that are based in the United States and listed on the New York Stock Exchange.

NOTE 5--INVESTMENTS
The amortized cost of investments for federal income tax purposes as of December 31, 1999, is as follows:

                     S & P 500        MONEY          BOND        MANAGED
                       INDEX         MARKET          INDEX       EQUITY
                        FUND          FUND           FUND         FUND
                    ------------  -------------   -----------  -----------
Bonds               $        -0-  $        -0-    $71,475,518  $       -0-
Common stocks        457,283,860           -0-            -0-   42,280,727
Preferred stocks             -0-           -0-            -0-          -0-
Short term
 securities            2,879,272   255,777,381      1,773,644    6,660,164
                    ------------  ------------    -----------  -----------
Total               $460,163,132  $255,777,381    $73,249,162  $48,940,891
                    ============  ============    ===========  ===========

                       ASSET      INTERNATIONAL     MID-CAP     SMALL-CAP
                     ALLOCATION       INDEX         EQUITY       EQUITY
                        FUND          FUND           FUND         FUND
                    ------------  -------------   -----------  -----------
Bonds               $ 23,524,548  $        -0-    $       -0-  $       -0-
Common stocks         59,700,691     8,828,676      6,625,469   67,901,660
Preferred stocks       1,070,000           -0-            -0-       28,630
Warrants                     -0-         2,064            -0-          -0-
Short term
 securities            6,665,640       199,440        622,958    3,059,968
                    ------------  ------------    -----------  -----------
Total               $ 90,960,879  $  9,030,180    $ 7,248,427  $70,990,258
                    ============  ============    ===========  ===========

Gross unrealized gains and losses by fund for the period ended December 31, 1999 excluding the Money Market Fund, which has an immaterial amount of unrealized gain which is classified as interest income, are as follows:

                     S & P 500       BOND         MANAGED
                       INDEX         INDEX        EQUITY
                        FUND         FUND          FUND
                    ------------  -----------   -----------
Unrealized gains    $469,876,787  $   205,585   $20,271,052
Unrealized losses     31,994,202    3,645,321     4,039,214
                    ------------  -----------   -----------
Net unrealized
 gain (loss) on
 investments        $437,882,585  $(3,439,736)  $16,231,838
                    ============  ===========   ===========

                       ASSET      INTERNATIONAL     MID-CAP     SMALL-CAP
                     ALLOCATION       INDEX         EQUITY       EQUITY
                        FUND          FUND           FUND         FUND
                    ------------  -------------   -----------  -----------
Unrealized gains    $ 64,627,755  $  7,051,525    $ 3,644,282  $20,457,090
Unrealized losses      3,386,755     2,021,618        877,460   18,039,309
                    ------------  ------------    -----------  -----------
Net unrealized
 gain on
 investments        $ 61,241,000  $  5,029,907    $ 2,766,822  $ 2,417,781
                    ============  ============    ===========  ===========

The "specific identification" method is used to determine the cost of securities sold.

Purchases and proceeds from sales and maturities of other than short term securities and United States government obligations for the period ended December 31, 1999 were as follows:

                     S & P 500       BOND        MANAGED
                       INDEX         INDEX       EQUITY
                        FUND         FUND         FUND
                    ------------  -----------  -----------
Purchases           $159,744,484  $16,648,463  $ 9,431,011
                    ============  ===========  ===========
Sales and
 Maturities         $105,366,365  $ 7,947,898  $12,287,244
                    ============  ===========  ===========

                       ASSET      INTERNATIONAL     MID-CAP     SMALL-CAP
                     ALLOCATION       INDEX         EQUITY       EQUITY
                        FUND          FUND           FUND         FUND
                    ------------  -------------   -----------  -----------
Purchases           $ 15,359,724  $  3,245,891    $ 1,907,056  $16,510,760
                    ============  ============    ===========  ===========
Sales and
 Maturities         $ 14,226,808  $  2,836,137    $ 2,099,638  $15,876,510
                    ============  ============    ===========  ===========

Purchases and proceeds from sales and maturities of United States government obligations for the period ended December 31, 1999 were as follows:

                     S & P 500        MONEY          BOND        MANAGED
                       INDEX         MARKET          INDEX       EQUITY
                        FUND          FUND           FUND         FUND
                    ------------  -------------   -----------  -----------
Purchases           $        -0-  $        -0-    $11,290,789  $       -0-
                    ============  ============    ===========  ===========
Sales and
 Maturities         $        -0-  $        -0-    $12,253,566  $       -0-
                    ============  ============    ===========  ===========

                       ASSET      INTERNATIONAL     MID-CAP     SMALL-CAP
                     ALLOCATION       INDEX         EQUITY       EQUITY
                        FUND          FUND           FUND         FUND
                    ------------  -------------   -----------  -----------
Purchases           $  3,283,453  $        -0-    $       -0-  $       -0-
                    ============  ============    ===========  ===========
Sales and
 Maturities         $  1,150,000  $        -0-    $       -0-  $       -0-
                    ============  ============    ===========  ===========

NOTE 6--CAPITAL STOCK
As of December 31, 1999, in the aggregate, there were five hundred million (500,000,000) shares of $.01 par value capital stock authorized.
Transactions in capital stock were as follows:

                                    S & P 500 INDEX FUND
                  ---------------------------------------------------------
                          Year ended                    Year ended
                       December 31, 1999             December 31, 1998
                  ---------------------------   ---------------------------
                    Shares         Amount         Shares         Amount
                  -----------   -------------   -----------   -------------
Shares sold         2,229,547   $ 120,801,525     2,744,937   $ 120,213,688
Shares redeemed    (1,340,916)    (72,982,746)   (1,602,118)    (70,940,064)
                  -----------   -------------   -----------   -------------
Net increase          888,631   $  47,818,779     1,142,819   $  49,273,624
                  ===========   =============   ===========   =============

                                      MONEY MARKET FUND
                  ---------------------------------------------------------
                          Year ended                    Year ended
                       December 31, 1999             December 31, 1998
                  ---------------------------   ---------------------------
                    Shares         Amount         Shares         Amount
                  -----------   -------------   -----------   -------------
Shares sold        19,793,694   $ 390,585,161    15,897,608   $ 297,646,784
Shares redeemed   (19,355,827)   (382,586,268)  (13,265,822)   (248,469,980)
                  -----------   -------------   -----------   -------------
Net increase          437,867   $   7,998,893     2,631,786   $  49,176,804
                  ===========   =============   ===========   =============

                                       BOND INDEX FUND
                  ---------------------------------------------------------
                          Year ended                    Year ended
                       December 31, 1999             December 31, 1998
                  ---------------------------   ---------------------------
                    Shares         Amount         Shares         Amount
                  -----------   -------------   -----------   -------------
Shares sold           918,585   $  22,788,862     1,222,833   $  29,466,002
Shares redeemed      (760,971)    (18,773,314)     (560,371)    (13,582,327)
                  -----------   -------------   -----------   -------------
Net increase          157,614   $   4,015,548       662,462   $  15,883,675
                  ===========   =============   ===========   =============

                                     MANAGED EQUITY FUND
                  ---------------------------------------------------------
                          Year ended                    Year ended
                       December 31, 1999             December 31, 1998
                  ---------------------------   ---------------------------
                    Shares         Amount         Shares         Amount
                  -----------   -------------   -----------   -------------
Shares sold           454,594   $  16,267,788       282,811   $   9,251,458
Shares redeemed      (426,521)    (15,654,170)     (443,481)    (14,502,043)
                  -----------   -------------   -----------   -------------
Net increase/
 (decrease)            28,073   $     613,618      (160,670)  $  (5,250,585)
                  ===========   =============   ===========   =============

                                    ASSET ALLOCATION FUND
                  ---------------------------------------------------------
                          Year ended                    Year ended
                       December 31, 1999             December 31, 1998
                  ---------------------------   ---------------------------
                    Shares         Amount         Shares         Amount
                  -----------   -------------   -----------   -------------
Shares sold           447,962   $  18,307,872       456,190   $  15,401,821
Shares redeemed      (481,295)    (19,546,774)     (632,758)    (20,770,991)
                  -----------   -------------   -----------   -------------
Net decrease          (33,333)  $  (1,238,902)     (176,568)  $  (5,369,170)
                  ===========   =============   ===========   =============

                                  INTERNATIONAL INDEX FUND
                  ---------------------------------------------------------
                          Year ended                    Year ended
                       December 31, 1999             December 31, 1998
                  ---------------------------   ---------------------------
                    Shares         Amount         Shares         Amount
                  -----------   -------------   -----------   -------------
Shares sold            71,856   $   1,535,707        96,834   $   1,801,096
Shares redeemed       (59,924)     (1,291,923)      (66,500)     (1,220,064)
                  -----------   -------------   -----------   -------------
Net increase           11,932   $     243,784        30,334   $     581,032
                  ===========   =============   ===========   =============

                                     MID-CAP EQUITY FUND
                  ---------------------------------------------------------
                          Year ended                    Year ended
                       December 31, 1999             December 31, 1998
                  ---------------------------   ---------------------------
                    Shares         Amount         Shares         Amount
                  -----------   -------------   -----------   -------------
Shares sold           102,443   $   2,189,769       142,877   $   3,176,924
Shares redeemed       (95,869)     (2,030,407)      (60,925)     (1,283,461)
                  -----------   -------------   -----------   -------------
Net increase            6,574   $     159,362        81,952   $   1,893,463
                  ===========   =============   ===========   =============

                                    SMALL-CAP EQUITY FUND
                  ---------------------------------------------------------
                          Year ended                    Year ended
                       December 31, 1999             December 31, 1998
                  ---------------------------   ---------------------------
                    Shares         Amount         Shares         Amount
                  -----------   -------------   -----------   -------------
Shares sold           431,691   $  17,701,638       252,394   $  11,970,218
Shares redeemed      (351,469)    (14,959,212)     (184,849)     (8,724,047)
                  -----------   -------------   -----------   -------------
Net increase           80,222   $   2,742,426        67,545   $   3,246,171
                  ===========   =============   ===========   =============

                       GENERAL AMERICAN CAPITAL COMPANY

                               December 31, 1999

      BOARD OF DIRECTORS

        Theodore M. Armstrong
        Alan C. Henderson
        Richard A. Liddy, Chairman
        Matthew P. McCauley
        Harry E. Rich

      INVESTMENT ADVISOR

        Conning Asset Management Company

      CUSTODIAN

        Bank of New York

      LEGAL COUNSEL

        Stephen E. Roth
        Sutherland, Asbill & Brennan, Washington D.C.

      If distributed to prospective investors, this report must be preceded or accompanied by a current prospectus. The prospectus is incomplete without reference to the financial data contained in this annual report.

                                      59

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